UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Item 1.                                                         Report to Shareholders

Filed herewith.

semi-annual report

  june 30, 2018

income and equity fund

balanced fund

large cap value fund

mid cap value fund

small cap value fund

Pacific Advisors

table of contents

Message from the Chairman	1
Income and Equity Fund	4
Balanced Fund	8
Large Cap Value Fund	12
Mid Cap Value Fund	16
Small Cap Value Fund	20
Schedule of Investments	25
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48
Financial Highlights	50
Notes to Financial Statements	56
Directors and Officers	68

This Report is submitted for the general information of the shareholders of Pacific Advisors Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by the Funds' current prospectus, which contains information concerning the investment policies of the Funds as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation or recommendation that any particular investor should purchase or sell any particular security. The statements in the Chairman's Letter and the discussions of the Funds' performance are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change at any time based on market or other conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders,

The markets started the year on a positive note as investor confidence rose in reaction to improving global economic fundamentals and tax reform; the S&P 500® Index gained 5.73% in January, its best start since 1997. However, volatility returned to the market in February as higher-than-expected inflation readings pushed the yield on the 10-year U.S. Treasury Note to its highest level since 2013; also, a sharp rise in the CBOE Volatility Index (VIX) triggered computerized trading strategies which sold stocks across all categories. In February, the S&P 500® Index entered into correction territory (a decline of 10% or more from a recent high.) Corrections, which are a normal part of a bull market cycle, typically occur during periods of economic growth. In contrast, bear markets (declines of 20% or more) are usually accompanied by an economic recession.

Positive economic data suggest that the market correction is unlikely to deteriorate into a bear market: U.S. GDP, which rose 2.9% in the fourth quarter of 2017, dropped to 2.2% in the first quarter before rebounding to 4.1%, the preliminary estimate for the second quarter. And, the Organisation for Economic Co-operation and Development (OECD) continues to project worldwide economic growth of 4% for each of the next two years. Indeed, the strength of the U.S. economy has boosted corporate profits and reduced unemployment with wages beginning to rise across most job categories as the result of a tight labor market.

In June, the Federal Reserve announced the second increase in the Federal Funds rate this year. In commenting that, "The economy is in great shape," Chairman Powell expects one or two additional increases this year and three in 2019. The Fed's remarks underscore its confidence in the economy while acknowledging the recent rise in inflation and uncertainty about trade policies.

Trade issues, including the implementation by the U.S. of tariffs on goods imported from China, Europe, Japan, Canada and Mexico escalated during the second quarter. The U.S. recently threatened to impose tariffs on over $450 billion of Chinese goods, roughly equivalent to the total value of Chinese imports last year. This level trade far exceeds the value of U.S. exports to China so its promised counter measures included regulatory scrutiny on U.S. companies operating in China as well as retaliatory tariffs. Many countries use tariffs and other business restrictions to protect domestic economic policies; eliminating or lowering trade tariffs would, over time, benefit economies, especially those with efficient policies. The question, though, is "Would the threatened trade actions lead to the resolution of these issues or would they weaken the economy?" And, while trade-related issues have dominated the headlines, the markets continue to reflect the perspective that a trade war would be detrimental to all, and that negotiations will ultimately resolve these trade issues. The recent agreement between the European Commission and the U.S. to hold off on tariffs while trade negotiations continue appears to support the premise.

In May, President Trump announced his decision to withdraw from the Iran nuclear deal; in re-imposing economic sanctions, the U.S. demanded that countries end imports of Iranian oil by November 4th. Some suspect that the U.S. may allow for temporary exceptions; even so, the threat to oil supplies drove oil prices approximately 14% higher during the second quarter. At the same time, OPEC members Libya, Venezuela and Nigeria face production declines. These capacity concerns prompted Saudi Arabia and Russia to agree on modest production increases. Worldwide oil supplies are currently near their five-year average. Therefore, updated inventory data could alter the current expectation for oil prices to remain in the $70 to $80 dollar per barrel range.

Equity Investment Review

Following a volatile first quarter, the markets turned uniformly positive in the second quarter. The Russell 2000® Index led all other indices (+7.43%) as investors identified opportunities in small cap companies; the technology-heavy Nasdaq rose 6.33% in the second quarter to maintain its year-to-date leadership position. During the first six months of 2018, the S&P 500® Index rose 1.67%, the Russell Midcap® Index rose 1.48% while the Dow Jones Industrial Average was negative under the weight of trade tensions.

Market Review • June 30, 2018

INDEX[1]	Close	YTD Price Return
Dow Jones Industrial Average	24,271.41	–1.81%
S&P 500® Index	2,718.37	1.67%
Nasdaq	7,510.30	8.79%
Russell Midcap® Index	2,109.08	1.48%
Russell 2000® Index (small cap)	1,643.07	7.01%
	06/30/18	06/30/17
10-Year T-Note Yield	2.85%	2.31%

Data: Bloomberg; Federal Reserve.

Message

from the chairman (unaudited) continued

As the S&P 500® recovered from correction, all but four of the market sectors in the Index gained in the second quarter. The best performing sector, Energy (+13.5%) outperformed as oil prices rose above $74 dollars per barrel for the first time since November 2014; the sector reversed its last place results for the first quarter.

The strong performance of leading technology and lifestyle companies heavily influenced the market-weighted indices; for example, during the second quarter, the FAANG stocks (Facebook +22%; Amazon +17%; Apple +10%; Netflix +33%; and Alphabet, parent company of Google, +8%) generated 48% of the returns for the S&P 500® Index. Amazon and Netflix generated 62% of the gains in the Consumer Discretionary sector (+8.1%). Also, even though the Information Technology sector (+7.1%), the largest sector in the Index, includes 73 stocks, four companies (Apple, Microsoft, Facebook and Alphabet) generated 72% of the sector's returns.

Also, several consumer sector stocks advanced on company-specific updates. Economic growth has fueled consumer confidence with increasing sales across a broad array of consumer spending. Retailers in auto, clothing, home improvement and furnishings are but a few of the areas benefitting from lower taxes and higher employment. However, the uncertainties surrounding trade policies and their potential impact on interest rate policies hurt companies in the Financials sector.

A more in-depth discussion of the investment performance and strategies for the equity Funds is provided in the interviews with the portfolio managers of the Balanced, Large Cap Value, Mid Cap Value, and Small Cap Value Funds. I encourage you to review the information, especially noting the recent rebound and excellent performance for the Small Cap Value, Mid Cap Value and Balanced Funds.

Fixed Income Investment Review

The Fed, following its second interest rate increase in 2018, signaled the likelihood for two additional rate increases in 2018. The statement accompanying the rate increase reiterated a wait-and-see approach, "The actual path of the Federal Funds rate will depend on the economic outlook as informed by incoming data." Yields moved higher before remaining relatively stable. The yield on the 2-year U.S. Treasury Note rose from 1.89% to 2.52%; the yield on the 10-year U.S. Treasury Note increased 45 basis points to 2.85% while the yield on the 30-year rose far more modestly, from 2.74% to 2.98%. One year ago, the spread between the two-year and the 30-year U.S. Treasuries was 1.46%; as of June 30, 2018, the difference was only 0.46%.

An in-depth discussion of the Funds' fixed income strategies follows in the interviews with the portfolio managers of the Income and Equity and Balanced Funds.

Looking Ahead

The financial crisis following the "Great Recession" slowed the housing sector's recovery as the financial crisis impacted both home buying and building. Shortly after the housing sector recovered, oil prices collapsed; the ensuing energy bear market effected all areas of the economy. During the downturn, the introduction of new lower cost technologies enabled the U.S. to emerge as a major oil and gas producer and exporter. For example, improved fracking techniques effectively lowered production costs from more than $90 per barrel to $35-$50 per barrel. The proliferation of the technology, which played a part in the collapse in energy prices, provides stability for the markets and positions the U.S. as a major energy producer. The housing and energy sectors continue to be important economic growth engines.

The combination of tax reform, deregulation, and the resurgence of the energy sector has benefitted the economy and individual companies; many corporate executives have announced strategic growth initiatives that, while still in their early stages, offer revenue and earnings growth potential. Still, over the short-term, the uncertainty surrounding trade disputes will undermine confidence in the economy and may delay business decisions. Once resolved, companies will adapt to the eventual policy decisions.

And, from the Fed's perspective, the combination of strong economic growth, low unemployment and stable price pressures has set the stage for the Fed to continue its gradual rate increases. In the short-term, Fed policies will also deal with the uncertainty around the range of possible economic effects of recent trade measures. Over time, the Fed will seek a 'neutral' interest rate; that is, a rate which will neither spur nor slow growth.

The aftermath of the "Great Recession" continues to impact the rate of economic growth; the extended period of lower-than-normal growth has kept interest rates, and inflation, low. As a result, the markets moved higher on a slower trajectory, for an extended period. Investors who adopted passive strategies have been well rewarded during the slow growth market advance. Recent market performance, though, suggests that a transition is underway; active strategies, which select individual investment opportunities, are outperforming the indices. The transition to reward active stock selection is a normal market cycle occurrence in a growing economy; active investors can select winners (buying opportunities) and losers (selling opportunities) while passive Index or ETF-based strategies buy or sell only in response to money inflows or outflows.

Heightened market volatility will likely continue. Several factors, including the ebb and flow of trade policies, mid-term elections, oil prices, and economic reports, will determine market direction in the second half of the year. Political concerns, including trade-related tensions remain a key unknown. Individual companies, though, will adapt, as needed, to the changing landscape. So far, investors have anticipated a negotiated resolution to tariff disputes; if they are correct, the strength of the global economies should weigh in favor of positive market growth.

During periods of volatility our portfolio managers adapt to changing market conditions but maintain our longer-term investment strategy. The results we have seen over the past twelve months is the result of investment decisions made with an eye to the future rather than a reaction to short term current events.

Sincerely,

George A. Henning

1  The Dow Jones Industrial Average is an unmanaged, price weighted measure of 30 U.S. stocks selected by the Averages Committee to represent the performance of all U.S. stocks outside the Transportation and Utilities sectors. The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The NASDAQ Composite Index is an unmanaged, market capitalization weighted measure of all domestic and international common stocks (currently over 3,000 stocks) listed on The Nasdaq Stock Market. The Russell Indices are unmanaged, market-weighted indices. The Russell Midcap® Index measures the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership. The Russell 2000® Index measures the stocks of the 2,000 smallest publicly traded companies of the Russell 3000® Index. These indices are not available for direct investment.

Economic and performance information referenced is historical and past performance does not guarantee future results. The principal value and return of an investment will fluctuate so that an investor's shares may be worth less than the original cost when redeemed. For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money.

Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The views expressed represent the opinions and beliefs at the time of this commentary and are not meant as a market forecast. These views are subject to change at any time based on market or other conditions. This information may not be relied on as investment advice or as an indication of trading.

Pacific Advisors

  Income and Equity Fund (unaudited)

Fund Objective:  Current income and, secondarily, long-term capital appreciation.

Investment  Invests primarily in investment grade U.S. corporate bonds and in dividend-paying
Strategy:  stocks.

Investor Profile:  Conservative. Some current income required; capital preservation aim.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 06/30/18 based on total investments)

1.	Corporate Bonds	43.82%
2.	Convertible Bonds	1.77%
	Equities	46.51%
3.	Consumer Discretionary	7.57%
4.	Consumer Staples	6.97%
5.	Financials	5.86%
6.	Information Technology	5.46%
7.	Industrials	4.95%
8.	Utilities	4.61%
9.	Health Care	4.30%
10.	Others	6.79%
11.	Preferred Stock	7.90%
Total Returns (For the period ended 06/30/18)
Class A	–1.31%
Class C	–1.62%

Barclays Capital U.S. Intermediate Corporate Bond Index[1]	–1.60%
S&P 500® Index[1]	2.65%

Current expense ratio: net 3.22% (A), 3.97% (C); gross 3.97% (A), 4.72% (C). Prospectus expense ratio: net 2.96% (A), 3.72% (C); gross 3.71% (A); 4.47% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

1  The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in either Index.

2  "Current" expense ratio is as of 06/30/18. "Prospectus" expense ratio is for the fiscal year ended 12/31/17.

Discussion with Portfolio Manager  August 28, 2018

Jingjing Yan, CFA

Fund Strategy

The Fund employs a conservative strategy that seeks to achieve total return through current income and capital appreciation. The Fund's fixed income holdings, typically investment-grade bonds and preferred stocks, are actively managed to seek the greatest income and return potential while minimizing risk. The Fund's equity holdings are a focused selection of 30-40 dividend-paying, blue chip stocks; the equity allocation depends upon economic and market conditions. When interest rates are low and the economic outlook is optimistic, the Fund's equity allocation, which typically ranges between 20% and 40%, often increases above 40% to capture dividend income as well as opportunities for price appreciation. During the period, the allocation to common stocks remained between 45% and 50%. Equity investments are selected based upon a history of price stability, long-term growth potential, and attractive dividend income.

Fund Performance

During the first half of 2018, Class A shares fell 1.31% to underperform both the Fund's fixed income benchmark, the Barclays Capital U.S. Intermediate Corporate Bond Index (-1.60%), and equity benchmark, the S&P 500® Index (+2.65%).

Overall Fund performance is best compared to a blended return1 based on the benchmarks (0.35%% for the 6-month period) even though the composition of the Fund's fixed income and equity holdings differ from their respective benchmarks. The equity benchmark performed well during the period due to the significant contribution of leading technology and online retailers: Apple, Microsoft, Amazon, Facebook, and Alphabet. When combined, these companies represent less than 13% of the market-weighted Index yet they drove 79% of the Index's performance. Importantly, the Fund maintained substantially lower volatility than the benchmark as demonstrated by the Fund's one-year beta2 of 0.41 as of June 30th.

What Helped/Hurt Performance3

The Fund's top equity contributors to returns during the second half of the year were Microsoft, Target and Cisco Systems. Technology giant Microsoft gained over 16% during the period as revenues in the company's commercial cloud business, which includes Office 365 and cloud computing service Azure, benefit from increased IT spending. The impressive gains in this business sector have positioned Microsoft as a duopoly with Amazon for cloud office and storage solutions. Target, which operates over 1,800 stores, reported the strongest quarterly performance in ten years. The stock rose over 18% during the first half of 2018 as investors rewarded the company's online strategy; digital traffic increased by 28% as Target competed head-to-head with Amazon. Cisco, the networking, data storage and systems company, gained 14% on higher revenues the company reported gross product and service margins in excess of 60%. In late June, The Walt Disney Studios selected Cisco as innovation partner for StudioLAB to develop and apply emerging technologies to entertainment and production.

1  Blended return calculated from the benchmark index returns based on ratio of stocks to fixed-income securities in the Fund's portfolio as of the end of the period.

2  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

3  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Income and Equity Fund (unaudited) continued

The Fund's most significant detractors from returns were AbbVie, AT&T, and Dominion Energy. Biopharmaceutical company AbbVie lost 14% due to concerns related to revenue growth expectations for Humira, which treats several medical conditions including psoriatic arthritis and various digestive tract conditions, and other new drugs in the company's near-term pipeline. AT&T declined 15% due largely to lingering uncertainties over its acquisition of Time Warner which owned HBO, CNN, Warner Brothers Studios and other properties; even though the District Court approved of the deal in mid-June, the Justice Department filed an appeal of the Court's decision. Dominion Energy declined 14%; first quarter earnings declined 20% year-over-year (although operating earnings rose 21% during the same period). Also, the company is awaiting permit approval in Virginia for the Atlantic Coast Pipeline; the project was also forced to delay construction on a section in West Virginia and Virginia due to a May ruling by the Fourth Circuit Court. Various uncertainties relating to the project remain.

Several of the Fund's corporate bonds matured or were called in as issuers retired debt. The Fund reinvested the proceeds in similar investment-grade bonds of high-quality companies, such as CVS Health, Analog Devices and Life Technologies Corporation. The Fund also purchased securities with interest rates that adjust if not called; these investments provide both principal protection and attractive yields. For example, the Fund bought a 5.15% fixed-to-floating rate preferred stock issued by U.S. Bancorp. Also, the Fund added several equity positions including Kohl's Corp., Blackrock, and Lockheed Martin; and sold positions in Walmart, Waste Management, General Electric and International Paper.

The Fund's fixed income allocation continued to invest primarily in short-to-intermediate-term bonds (maturing in five years or less) which help protect principal and reduce price volatility. The Fund's 3.14% dividend yield is reasonably close to the Barclays Capital benchmark's 3.71% yield while the Fund's weighted average duration (2.22 years as of June 30th) was substantially shorter than the 4.33 year weighted average duration of the benchmark, an unmanaged bond portfolio. Duration measures a portfolio's sensitivity to interest rate movements; when rates increase by 1%, the value of a portfolio with a 4-year duration would decrease by approximately 4%.

Looking Ahead

For 2018, we anticipate that investors will focus on U.S. economic growth, the uncertainties related to trade and tariff issues, and the timing of future interest rate increases by the Federal Reserve. Fed Chair Powell has indicated one or two additional rate increases in 2018, and three in 2019. The Fund's fixed income portfolio of shorter-term bonds provides the flexibility to adapt as rates change; the Fund expects to gradually lengthen the average duration of its bond portfolio as rates rise. The Fund will continue to identify stocks that offer attractive opportunities for price appreciation and dividend increases although, as rates increase, the Fund may decrease its equity allocation to add fixed income holdings with higher interest rates.

The global economies are projected to grow near 4% over the next two years. In the U.S., economic growth should continue due to the benefits of tax reform and deregulation. Interest rates, in reacting to modest inflationary pressure, will likely move higher. These factors should increase interest rates on investment grade bonds and drive appreciation in the Fund's equity allocation. If these projections develop, the Fund will be able to reinvest in corporate bonds with higher yields and potentially increase its allocation in higher yielding fixed income securities.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Expense Paid During Period 01/01/18 – 06/30/18
Income and Equity Fund Class A
Actual	$1,000.00	$986.90	$19.56
Hypothetical (5% return before expense)	$1,000.00	$1,005.11	$19.74
Income and Equity Fund Class C
Actual	$1,000.00	$983.80	$23.22
Hypothetical (5% return before expense)	$1,000.00	$1,001.39	$23.42

4  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 3.97% for Class A shares and 4.72% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund (unaudited)

Fund Objective:  Long-term capital appreciation and income consistent with reduced risk.

Investment  Invests primarily in large cap common stocks and investment grade U.S. corporate
Strategy:  bonds. Invests at least 25% of its assets in fixed income securities and preferred stocks and at least 25% in equities.

Investor Profile:  Moderately conservative. Seeks combination of long-term growth, income, liquidity and reduced risk of price fluctuations.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 06/30/18 based on total investments)

	Equities	70.70%
1.	Consumer Discretionary	14.48%
2.	Information Technology	11.54%
3.	Industrials	11.36%
4.	Financials	9.88%
5.	Health Care	8.11%
6.	Energy	6.54%
7.	Consumer Staples	6.52%
8.	Telecommunication Services	2.27%
9.	Corporate Bonds	27.31%
10.	Preferred Stock	1.99%
Total Returns (For the period ended 06/30/18)
Class A	3.13%
Class C	2.75%

S&P 500® Index[1]	2.65%
Barclays Capital U.S. Intermediate –1.60% Corporate Bond Index[1]

Current expense ratio: 5.03% (A); 5.77% (C). Prospectus expense ratio: 4.76% (A); 5.52% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

1  The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in either Index.

2  "Current" expense ratio is as of 06/30/18. "Prospectus" expense ratio is for the fiscal year ended 12/31/17.

Discussion with Portfolio Managers  August 28, 2018

George A. Henning and Jingjing Yan, CFA

Fund Strategy

The Fund is designed for investors seeking to participate in the equity markets with reduced volatility. The Fund's strategy combines high-quality stocks across all market capitalizations with investment-grade corporate bonds. We identify leading, well-managed companies that generate high returns on capital and consistent earnings over a full economic cycle. We look to purchase stocks at a discount to our internal price targets with the expectation that, as the companies' growth strategies unfold, the stocks will appreciate over the medium-to-long-term. The Fund may experience periods of underperformance when short-term market trends overshadow long-term outlooks; yet, over time, performance should reflect the strength of these companies as they demonstrate the ability to grow through various economic and business cycles.

We manage the Fund's asset allocation based on our assessment of risk-appropriate investments in the context of the overall economic, market, and interest rate outlook. This balanced approach enables the Fund to take advantage of specific growth opportunities while reducing overall risk.

Fund Performance

Class A shares of the Fund gained 3.13% in the first half of 2018 to outperform both the Fund's equity benchmark, the S&P 500® Index (+2.65%), and fixed income benchmark, the Barclays Capital U.S. Intermediate Corporate Bond Index (-1.60%). The equity portion of the Fund includes a 36% allocation to large cap stocks; mid-cap stocks and small cap stocks represent 34% and 30%, respectively. Despite the mid-cap and small cap stock allocations, the Fund's one-year beta1, as compared against the S&P 500® Index, was 0.71. The results are in-line with the Fund's investment objective of participating in the equity markets with reduced volatility. The Fund's fixed income holdings remained concentrated in investment-grade issuers and shorter-term maturities (less than five years); its conservative positioning helped minimize the impact of rising interest rates.

For the one-year period ending 06/30/18, Class A shares ranked in the 4% percentile out of 498 Lipper Mixed-Asset Target Allocation Growth funds based on total return; for 5 years, 100% out of 415 funds; and for 10 years, 99% out of 307 funds.2

What Helped/Hurt Performance3

The Fund's top contributors to returns during the first half of the year were Team, Noble Corporation and Chefs' Warehouse. Team, a specialty industrial services company, rose 55% as demand for their services in the energy and petrochemical sectors surged along with rising oil prices. The company also benefitted from a cost reduction program to realign expenses following disappointing results in the second half of 2017. Also, the CEO, who joined the company in 2017, announced a new organizational structure with the appointment of industry veterans to position the firm for faster, and more efficient, growth. Offshore drilling contractor for the oil and gas industry, Noble, gained 40% as the CEO confirmed that, "customer demand is noticeably greater" after a long bear market. Oil prices above $70 per barrel, and new technologies which lower drilling costs, have improved the competitive positioning of offshore

1  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

2  Rankings do not take into account the maximum front-end sales charge of 5.75% on Class A shares. Rankings for other share classes may vary.

3  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Balanced Fund (unaudited) continued

exploration and production. The company's high specification equipment offers the advantages of operating efficiencies compared to many older rigs. The stock price, despite its impressive appreciation, trades at approximately 36% of the liquidation value of its fleet. Chef's Warehouse, a specialty foods distributer, rose 39%; the company credited the continued success of independent restaurants in reporting increased profits and sales. The acquisition last August of Fells Point Wholesale Meats, a distributor of high-end meats, contributed almost half of the company's 11% sales growth in the most recent quarter.

The Fund's most significant detractors to returns were Spirit Airlines, Healthcare Services Group and Conn's. Spirit Airlines, an ultra-low cost airline, declined 19% due to concerns related to ongoing price competition from the major airlines and rising fuel costs. The company completed a new pilot contract which will provide more scheduling efficiency. Spirit continues to focus on improving the quality of passenger service while adding several new domestic and international flight routes. The company's discount prices create a substantial competitive advantage; the low price policies should become more apparent as fuel prices rise. Healthcare Services Group, one of the largest housekeeping & laundry, and dining & nutrition services providers to the health care industry, declined 17%; the company announced renegotiated terms and conditions, and a restructuring of accounts receivable, from two privately-held operators. The company anticipates no impact on future earnings or revenues; investors, though, remain wary. Conn's, a specialty retailer, fell 7% after reporting disappointing fourth quarter sales. Results improved in April when the company reported growth in same store sales. The company's credit revenues rose; and, the continued expansion of higher margin furniture and bedding business, and five to nine new store openings during 2018, should provide additional sales growth.

During the period, the Fund liquidated its positions to realize gains in Tractor Supply Company and IDEXX Laboratories. The Fund initiated positions in Apple and dental supply company Dentsply Sirona; also, the Fund added to its position in Healthcare Services. The Fund purchased several corporate bonds in the Financials and Information Technologies sectors; each of the bonds matures in three years or less.

Looking Ahead

The Fund is positioned to benefit from continued economic growth although multi-national companies, such as Schlumberger, Oracle, and Triton continue to face significant trade-related uncertainties. Domestically-focused small and mid-cap companies, including Team, Wabtec, and Spirit Airlines should benefit from economic growth in the U.S. and a reduced tax rate due to corporate tax reform. Oil price stability, at approximately $70 per barrel, is enabling producers to move forward with long-delayed projects; the Fund's Energy, and energy-related holdings include Schlumberger, Core Laboratories, Noble Energy and Team. And, banks and financial services companies should be able to profit from higher interest rates on loans and investments; here, East West Bancorp, Signature Bank, and SEI Investments are well positioned. The Fund utilizes its diversified selection of investment grade corporate bonds with shorter-term maturities to mitigate volatility within the equity allocation and provide a balanced overall return.

A rising tide in global economic growth over the near-to-intermediate-term should provide appreciation potential for the equity portion of the Fund. Interest rates are likely to rise at a modest pace as inflation increases due to the health of the global economy. And yet, uncertainties related to trade and tariffs issues have the potential to dampen growth expectations if not resolved through negotiations. Overall, though, the opportunities remain for the equity markets to appreciate further, and also for interest rates on corporate bonds to rise; together, these factors should benefit the Fund's investment returns.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Expense Paid During Period 01/01/18 – 06/30/18
Balanced Fund Class A
Actual	$1,000.00	$1,031.30	$25.33
Hypothetical (5% return before expense)	$1,000.00	$999.85	$24.94
Balanced Fund Class C
Actual	$1,000.00	$1,027.50	$29.01
Hypothetical (5% return before expense)	$1,000.00	$996.18	$28.56

4  Expenses are equal to the Fund's annualized expense ratio of 5.03% for Class A shares and 5.77% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Large Cap Value Fund (unaudited)

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in large cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the S&P 500® Index1.

Investor Profile:  Conservative equity. Growth-oriented with a long-term investment horizon.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 06/30/18 based on total investments)

	Equities	100.00%
1.	Information Technology	24.75%
2.	Consumer Discretionary	17.94%
3.	Consumer Staples	17.02%
4.	Financials	16.55%
5.	Industrials	16.42%
6.	Health Care	4.06%
7.	Telecommunication Services	2.03%
8.	Energy	1.23%
Total Returns (For the period ended 06/30/18)
Class A	–3.52%
Class C	–3.88%

S&P 500® Index	2.65%

Current expense ratio: net 4.02% (A), 4.77% (C); gross 4.77% (A), 5.52% (C). Prospectus expense ratio: net 3.78% (A), 4.53% (C); gross 4.53% (A); 5.27% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

1  The Standard & Poor's 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

2  "Current" expense ratio is as of 06/30/18. "Prospectus" expense ratio is for the fiscal year ended 12/31/17.

Discussion with Portfolio Manager  August 28, 2018

Samuel C. Coquillard

Fund Strategy

The Fund uses a value-oriented, focused portfolio strategy (28 holdings as of 06/30/18) to invest in more conservative, less volatile U.S. stocks that pay attractive dividends. The Fund seeks to achieve long-term capital appreciation with reduced volatility. Holdings concentrate on mega-cap stocks of well-managed companies with dominant market positions, strong financials, and track records of steady growth. The weighted average market capitalization of Fund holdings ($274 billion as of 06/30/18) is over five times larger than the average of the benchmark S&P 500® Index. The mega-cap emphasis helps achieve stable total returns with less volatility than the broader market; as of June 30th, the Fund's three- and five-year betas1 were 0.98; the Fund's one-year beta was 1.0. The weighted average dividend yield was 2.0%; several holdings, including AT&T, ExxonMobil, MetLife, Proctor & Gamble, Coca-Cola, and United Parcel Service, paid dividends in excess of 3.00%.

Fund Performance

For the first six months, Class A shares declined 3.52% compared to the S&P 500® Index's gain of 2.65%. The Fund modest outperformance in Information Technology was more than offset by underperformance in other sectors including Consumer Discretionary, Industrials, Energy and Consumer Staples. Also the Fund's underweighting in certain Technology and lifestyle stocks relative to the benchmark was a contributing factor. The Fund maintains a conservative, value-oriented strategy in contrast to its benchmark index which is overweighted in the popular FAANG group of leading companies (Facebook +10%; Amazon +45%; Apple +10%; Netflix +104%; and Alphabet, parent company of Google, +7%). Amazon stock alone, while representing a 2.6% market weight in the S&P 500® Index, generated 34% of the Index's year-to-date return through mid-year. While these high growth stocks continue to drive benchmark performance, they are not consistent with the Fund's more conservative strategy.

The Fund's positioning in mega-cap holdings is suitable for investors who want to participate in the equity markets while incurring lower volatility. The Fund, though, will typically trail its benchmark during a strong bull market and outperform during a correction or bear market.

What Helped/Hurt Performance2

The Fund's top three contributors to returns during the first half of the year were Mastercard, Microsoft, and Sysco. Mastercard, a worldwide leader in payment solutions technologies for credit, pre-payment, debit and commercial transactions, gained 30% as the company reported record revenues and earnings; gross dollar volumes rose 14% as consumers increasingly rely on payment solutions other than cash. Technology giant Microsoft gained over 16% during the period as revenues in the company's commercial cloud business, which includes Office 365 and cloud computing service Azure, benefit from increased IT spending. The impressive gains in this business sector have positioned Microsoft as a duopoly with Amazon for cloud office and storage solutions. Sysco, a distributor of food and food-related products to institutional and commercial entities in the domestic and international markets, rose over 13% during the period. Most recently, the company reported increased sales, profits and operating income, including a 43% increase in the earnings per share growth; the company also reported an effective tax rate of 9.5%.

1  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Large Cap Value Fund (unaudited) continued

The Fund's most significant detractors during the period were Illinois Tool Works, Johnson & Johnson, and Walmart. Industrial company Illinois Tool Works fell over 16% during the period; in addition to participating in the general selloff in February, the stock declined further in April following lower-than-projected revenues and earnings for the first quarter. The potential impact of trade tariffs on the company's domestic and international business has raised investor concerns. Johnson & Johnson lost almost 12%; the company's businesses continue to perform well; however, the overhang from talcum powder claims against the company, currency volatility and trade tensions have dampened investor interest in the stock. Walmart declined 12% during the period from a variety of concerns including the impact of a potential trade war, and from Amazon's competitive positioning in the food sector following its acquisition of Whole Foods. In July, Walmart announced an alliance with Microsoft to develop payment and storage solutions to compete more favorably with Amazon.

During the period, the Fund exited its positions in Time Warner, Pepsi and Oracle; no new positions were established.

Looking Ahead

The global economic expansion should continue to support higher growth rates over the next couple of years. Following the passage of tax reform, many companies repatriated funds held offshore to benefit from the lower tax rate. The monies are being used to fund stock buybacks, pension plans, improve employee benefits and invest in new growth initiatives. The repatriated funds have provided companies more flexibility to financing various projects; previously, many would have borrowed against the collateral of offshore revenues.

Currently, large, and mega-cap, multi-national companies face significant trade-related uncertainties. Tariff disputes as well as currency fluctuations will continue to dampen investment and trade activity until the major economies of the U.S., China, Europe and Japan reach resolution. At present, Technology companies seem somewhat sheltered as their cross-border products have so far escaped tariffs. The markets continue to anticipate a negotiated outcome; even so, large companies, such as those in which the Fund invests, will likely determine a path forward to mitigate any potentially unfavorable outcomes. The Fund's conservative investment strategy and diversification of holdings should provide stability and growth through the current market cycle.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Expense Paid During Period 01/01/18 – 06/30/18
Large Cap Value Fund Class A
Actual	$1,000.00	$964.80	$23.24
Hypothetical (5% return before expense)	$1,000.00	$1,001.14	$23.67
Large Cap Value Fund Class C
Actual	$1,000.00	$961.20	$26.84
Hypothetical (5% return before expense)	$1,000.00	$997.42	$27.34

5  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 4.77% for Class A shares and 5.52% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Mid Cap Value Fund (unaudited)

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in mid-cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the Russell Midcap® Index.1

Investor Profile:  Moderately aggressive. Growth-oriented with a long-term investment horizon.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 06/30/18 based on total investments)

	Equities	100.00%
1.	Consumer Discretionary	32.96%
2.	Industrials	32.65%
3.	Energy	16.38%
4.	Financials	7.36%
5.	Information Technology	3.33%
6.	Health Care	2.68%
7.	Consumer Staples	2.52%
8.	Materials	2.12%
Total Returns (For the period ended 06/30/18)
Class A	4.25%
Class C	3.89%

Russell Midcap® Index	2.35%

Current expense ratio: 5.10% (A); 5.85% (C). Prospectus expense ratio: 4.94% (A); 5.71% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

1  The Russell Midcap® Index is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. It is not possible to invest directly in the Index.

2  "Current" expense ratio is as of 06/30/18. "Prospectus" expense ratio is for the fiscal year ended 12/31/17.

Discussion with Portfolio Manager  August 28, 2018

George A. Henning

Fund Strategy

Mid-cap companies provide distinctive advantages for long-term investors by combining the strategic flexibility of smaller businesses with the economies of scale typically enjoyed by large corporations. The Fund uses a fundamental, bottom-up strategy to identify leading mid-cap companies with attractive opportunities for long-term appreciation. Our focused, value-oriented approach selects approximately 30 to 40 stocks; we expect to hold each investment for 3 to 5 years, or longer. Our long-term investment horizon typically reduces turnover and contributes to tax efficiency by minimizing the realization of short-term gains. As of the period end, the Fund's annualized turnover rate of 4% was consistent with its five-year average annual turnover rate of 16.8%1.

Fund Performance

In the first half of the year, Class A shares rose 4.25% outpacing the benchmark Russell Midcap® Index's 2.35% gain. Fund holdings gained as investors became more confident in the positive impact of tax reform on domestically-oriented businesses. The Fund's larger weighting in market sectors that typically respond well during periods of economic growth, such as Industrials, Energy, and Consumer Discretionary, outperformed; these sectors accounted for more than 80% of Fund assets compared to 34% for the benchmark. Also, the Fund benefitted from underrepresentation in several of the underperforming sectors, including Financials, Consumer Staples, and Materials.

As of June 30, 2018, for the one-year period, Class A shares of the Fund ranked in the top 2% out of 454 Lipper Mid Cap Core Funds based on total return; and for the five-year and ten-year periods, 100% out of 318 funds and 210 funds, respectively.2

What Helped/Hurt Performance3

The Fund's top contributors to returns during the first half of the year were Noble Corporation, Aspen Technology, and Kirby. Offshore drilling contractor for the oil and gas industry, Noble, gained 40% as the CEO confirmed that, "customer demand is noticeably greater" after a long bear market. Oil prices above $70 per barrel, and new technologies which lower drilling costs, have improved the competitive positioning of offshore exploration and production. The company's high specification equipment offers the advantages of operating efficiencies compared to many older rigs. The stock price, despite its impressive appreciation, trades at approximately 36% of the liquidation value of its fleet. Aspen Technology, a software company specializing in asset optimization solutions for engineering, manufacturing and supply chain companies, surged 40% on improved profitability as a result of rising demand for its solutions software and services. The company is a prime beneficiary of the recovery in the Energy and Industrial sectors. Kirby, a marine transportation and diesel engine services company rose 25% on improved utilization of its inland petrochemical barge business; also, demand improved for engine services related to oil drilling and industrial segments. The company completed two significant acquisitions during the past year. The acquisition of privately held Stewart & Stevenson last fall doubled the size of Kirby's diesel engine services business. In February, the company acquired Higman Marine, the 7th largest petrochemical barge operator, at a discount to replacement value. Kirby commands a dominant market share in inland marine transportation; and the low average age of the acquired fleet will enable the company to retire old barges while meeting rising demand.

1  Annual turnover: 9% (2017); 13% (2016); 25% (2015); 22% (2014); and 15% (2013).

2  Rankings do not take into account the maximum front-end sales charge of 5.75% on Class A shares. Rankings for other share classes may vary.

3  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Mid Cap Value Fund (unaudited) continued

The Fund's most significant detractors to returns were Spirit Airlines, Knight-Swift, and Conn's. Spirit Airlines, an ultra-low cost airline, declined 19% due to concerns related to ongoing price competition from the major airlines and rising fuel costs. The company completed a new pilot contract which will provide more scheduling efficiency. Spirit continues to focus on improving the quality of passenger service while adding several new domestic and international flight routes. The company's discount prices create a substantial competitive advantage; the low price policies should become more apparent as fuel prices rise. Knight-Swift, the nation's largest long-haul trucking company fell 13% as the process to integrate last September's merger of Knight Transportation and Swift Transportation continues. The pace and underperformance in the refrigerated business segment impacted revenues and earnings even as overall costs declined. Shipping demand remains high; so, the short-term challenges should dissipate as the integration process is completed. Conn's, a specialty retailer, fell 7% on disappointing fourth quarter sales figures. Results improved in April when the company reported growth in same store sales. The company's credit revenues rose; and, the continued expansion of higher margin furniture and bedding business, and five to nine new store openings during 2018, should provide additional sales growth.

In late June, Dr Pepper Snapple shareholders approved a merger with Keurig Green Mountain to form Keurig Dr Pepper. Under terms of the merger, Dr. Pepper shareholders received a special dividend of $103.75 and a 13% stake in the new company. In May, Chicago Bridge & Iron merged with McDermott to become one of the largest offshore and onshore design, engineering and construction companies in the Energy sector. McDermott's strong leadership, and the company's diverse operations, provide great synergies in developing international business opportunities. During the period, the Fund trimmed holdings in positions, including Aspen, which appreciated to near fair value to purchase additional shares in other undervalued Fund holdings. The risk management process actively manages each position as it approaches the Fund's estimation of fair value and targeted allocation. The Fund will continue to hold positions in companies which maintain favorable fundamental outlooks for long-term appreciation potential.

Looking Ahead

Global economic growth and the benefits of tax reform and deregulation provide a favorable outlook for the Fund's portfolio holdings. The higher demand for oil, and the upcoming restrictions on Iranian oil exports, will create opportunities for offshore oil and gas exploration. Firms such as Helix, Noble, TechnipFMC and McDermott are experiencing greater demand for their drilling rigs and subsea, engineering and construction services. For many companies, the recovery from the energy-related slowdown is still in the early stages; here, Fund holdings continue to offer significant price appreciation potential. Increased activity in the Industrial sector is generating higher revenues for a variety of Fund holdings such as Genesee & Wyoming, Wabtec and H.B. Fuller. Also, rising consumer spending has produced favorable results for Monro, Tractor Supply, Penske and other portfolio holdings.

Analysts expect strong economic growth for the next two years; the positive business environment will encourage individual companies to undertake strategic initiatives to expand business opportunities; these should provide appreciation potential for Fund holdings. Uncertainties related to trade disagreements remain; increasingly retaliatory tariffs, if left unresolved, could dampen economic growth. Thus far, though, the markets anticipate that negotiations will ultimately lead to resolution of these issues.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Expense Paid During Period 01/01/18 – 06/30/18
Mid Cap Value Fund Class A
Actual	$1,000.00	$1,042.50	$25.83
Hypothetical (5% return before expense)	$1,000.00	$999.50	$25.28
Mid Cap Value Fund Class C
Actual	$1,000.00	$1,038.90	$29.57
Hypothetical (5% return before expense)	$1,000.00	$995.78	$28.95

3  Expenses are equal to the Fund's annualized expense ratio of 5.10% for Class A shares and 5.85% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Value Fund (unaudited)

Fund Objective:  Capital appreciation through investment in small cap companies.

Investment  Invests at least 80% of its assets in small cap companies which are, at the time of
Strategy:  purchase, not greater than the highest market capitalization of companies within the Russell 2000® Index1. Generally invests a significant proportion of its assets in companies with market capitalizations that are, at the time of purchase, not greater than the highest market capitalization of companies in the Russell Microcap® Index1 (which are often referred to as "micro-cap" stocks).

Investor Profile:  Aggressive. Opportunity-oriented with a long-term investment horizon.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 06/30/18 based on total investments)

	Equities	100.00%
1.	Industrials	45.54%
2.	Consumer Discretionary	21.96%
3.	Energy	19.09%
4.	Financials	7.39%
5.	Consumer Staples	6.02%
Total Returns (For the period ended 06/30/18)
Class A	8.16%
Class C	7.81%
Class I	8.30%

Russell 2000® Index	7.66%

Current expense ratio: 4.30% (A); 5.05% (C); 4.05% (I). Prospectus expense ratio: 4.08% (A); 4.84% (C); 3.85% (I).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Rankings shown are for Class A shares; rankings for other share classes may be different. Returns and rankings do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Small cap companies typically have fewer financial resources and may carry higher investment risks and experience greater stock price volatility than larger stocks.

1  The Russell 2000® Index is an unmanaged, market-weighted measure of the 2,000 smallest companies of the Russell 3000® Index which represents approximately 98% of the investable U.S. equity market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. The Russell Microcap® Index is an unmanaged, market capitalization weighted measure of the 1,000 smallest publicly traded companies within the Russell 2000® Index, plus the next smallest 1,000 U.S. based listed stocksIt is not possible to invest directly in either Index.

2  "Current" expense ratio is as of 06/30/18. "Prospectus" expense ratio is for the fiscal year ended 12/31/17.

Discussion with Portfolio Manager  August 28, 2018

George A. Henning

Fund Strategy

The Fund employs a value-oriented approach to identify when high-quality, well-managed companies with attractive growth outlooks become undervalued. Periods of heightened market volatility often create opportunities to strategically invest in these companies for long-term appreciation. The Fund takes a business ownership view in seeking to identify stocks that are undervalued or temporarily out-of-favor and have a catalyst for multi-year growth. The Fund focuses on a limited number of small cap stocks (typically 25 to 50 holdings), including a significant number of micro-cap stocks which tend to attract limited analyst attention. Investing in small and micro-cap stocks may contribute to above-average volatility; yet, smaller, well-positioned companies can provide superior long-term results. Partly due to the strategic allocation to undervalued micro-cap stocks, the Fund's one-year beta1 was 1.22, as of June 30th, in comparison to the Russell 2000® Index.

Fund Performance

In the first half of the year, the Class A shares rose 8.16% to outpace the benchmark Russell 2000® Index's 7.66% gain. A continued upswing in global economic growth, combined with tax reform and deregulation boosted revenue and earnings for small cap companies. For the period, the Russell 2000® Index rebounded from its laggard performance in 2017 to significantly outperform the S&P 500® Index2 (+2.65%). The Fund's larger weighting in market sectors that typically respond well during periods of economic growth, such as Industrials, Energy, and Consumer Discretionary, outperformed; these sectors accounted for more than 85% of Fund assets. In contrast, other, more conservative segments of the market, including Telecommunication Services, Real Estate, and Utilities, lagged; the Fund's lack of representation in these areas (0% weighting compared to 10% for the benchmark) benefitted the Fund. Also, the rise in oil prices, to above $79 per barrel, drove an 8% gain in the Fund's Energy holdings (18% of assets) in the first six months of the year.

For the one-year period ending 06/30/18, Class A shares of the Fund ranked in the top 2% out of 286 Lipper Small Cap Value Funds based on total return; these results built on the Fund's excellent recent performance: for the one-year period ending 06/30/17, the Fund ranked in the 34% out of 313 small cap value funds. For the five-year periods, the Fund, then categorized as a Small Cap Core Fund, ranked in the 100% percentile out of 689 and 680 funds as of 06/30/18 and 06/30/17, respectively; for the ten-year periods, the Fund ranked in the 99% percentile out of 501 and 497 small cap core funds as of 06/30/18 and 06/30/17, respectively. As the year progresses, we would expect the Fund's strong performance in 2016 and 2017 to improve its longer-term rankings.3

What Helped/Hurt Performance4

The Fund's top contributors to returns during the first half of the year were Team, Chef's Warehouse, and Mobile Mini. Team, a specialty industrial services company, rose 55% as demand for their services in the energy and petrochemical sectors surged along with rising oil prices. The company also benefitted from a cost reduction program to realign expenses following disappointing results in the second half of 2017. Also,

1  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

2  The Standard & Poor's 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

3  Rankings do not take into account the maximum front-end sales charge of 5.75% on Class A shares. Rankings for other share classes may vary.

4  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Small Cap Value Fund (unaudited) continued

the CEO, who joined the company in 2017, announced a new organizational structure with the appointment of industry veterans to position the firm for faster, and more efficient, growth. Chef's Warehouse, a specialty foods distributer, rose 39%; the company credited the continued success of independent restaurants in reporting increased profits and sales. The acquisition last August of Fells Point Wholesale Meats, a distributor of high-end meats, contributed almost half of the company's 11% sales growth in the most recent quarter. Mobile Mini, the world's leading provider of portable storage solutions, rose 37% on double digit revenue growth. The average utilization rate on storage units rose 5% to 71%. Also, utilization rates in the tank and pump solutions segment rose to 74% as business activity rebounded following the energy bear market.

The Fund's most significant detractors to returns were Conn's, Rush Enterprises, and Triton. Conn's, a specialty retailer, fell 7% on disappointing fourth quarter sales results. Results improved in April when the company reported growth in same store sales. The company's credit revenues rose; and, the continued expansion of higher margin furniture and bedding business, and five to nine new store openings during 2018, should provide additional sales growth. Rush Enterprises, which operates the largest network of commercial truck dealerships in the U.S., declined 15% despite second quarter earnings results which beat analysts' estimates by 33%. Investors became concerned that new truck sales may stall in 2018 or 2019. And yet, aftermarket services and sales, which represent approximately 65% of profits, rose 14% year-over year. In July, the company initiated a quarterly dividend and expressed confidence in its revenue outlook. Triton, the largest lessor of shipping containers, lost 16% due to investor concerns that tariff disputes would lower trade activity. The company, though, is insulated from short-term trade interruptions; containers are typically leased for five to eleven years so any slowdown in global shipping would only impact renewals activity. The company's 98.8% utilization rate includes $1.4 billion of newly purchased container inventory. The stock dividend yield is over 5%; and, the company recently announced a $200 million stock repurchase plan.

During the period, the Fund did not liquidate any holdings; but trimmed holdings in Chefs' Warehouse and Mobile Mini to realize profits. The risk management process actively manages each holding relative to the Fund's estimation of fair value and targeted allocation. These companies maintain favorable fundamental outlooks; therefore, the Fund continues to hold the positions for long-term appreciation potential. The Fund's allocation to Conn's, in particular, has appreciated to a significantly higher than normal allocation; in closely monitoring the company and its representation in the Fund, we anticipate that the Fund will gradually trim the position while continuing to participate in the stock's price appreciation.

Looking Ahead

The Fund is well-positioned to appreciate as economic expansion continues. The resurgence in oil prices will increase business for energy services companies and other segments of the economy such as transportation, industrial products and consumer spending. For many companies, the recovery from the energy-related slowdown is still in the early stages; here, Fund holdings continue to offer price appreciation potential. Also, company commentaries are providing more details which reveal the impact of tax reform and deregulation on their strategic plans and growth expectations. Small cap companies, which are predominantly domestically-oriented, should disproportionately profit from tax reform. The threat of trade-related disruptions remains a dark cloud; thus far, though, the markets anticipate that negotiations will ultimately lead to resolution of these issues.

In 2017, the strength of the FAANG stocks (Facebook, Apple, Amazon, Netflix and Alphabet) led the S&P 500® Index to outperform the Russell 2000® Index by a wide margin. In the first six months of 2018, investors began to transition to value-oriented stocks as they offer greater appreciation potential relative to growth-oriented sectors. The technology-heavy Nasdaq Composite5 continues to outperform other indices; but the Russell 2000® has narrowed the gap considerably. Projections of 3-4% GDP growth over the next two years should provide favorable conditions for the Fund's portfolio holdings to appreciate from current levels.

5  The NASDAQ Composite Index is an unmanaged, market capitalization weighted measure of all domestic and international common stocks (currently over 3,000 stocks) listed on The Nasdaq Stock Market.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, death, extended hospital or nursing home care, or other serious medical conditions; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Expense Paid During Period 01/01/18 – 06/30/18
Small Cap Value Class A
Actual	$1,000.00	$1,081.60	$22.19
Hypothetical (5% return before expense)	$1,000.00	$1,003.47	$21.36
Small Cap Value Class C
Actual	$1,000.00	$1,078.10	$26.02
Hypothetical (5% return before expense)	$1,000.00	$999.75	$25.04
Small Cap Value Class I
Actual	$1,000.00	$1,083.00	$20.92
Hypothetical (5% return before expense)	$1,000.00	$1,004.71	$20.13

3  Expenses are equal to the Fund's annualized expense ratio of 4.30% for Class A shares, 5.05% for Class C shares and 4.05% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

Financial Statements

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			7.47
DISTRIBUTORS
1,750	GENUINE PARTS CO.	160,632
		160,632	1.12
MEDIA
3,000	OMNICOM GROUP INC.	228,810
		228,810	1.60
MULTILINE RETAIL
3,000	KOHLS CORP.	218,700
3,000	TARGET CORPORATION	228,360
		447,060	3.12
TEXTILES, APPAREL & LUXURY GOODS
5,000	TAPESTRY INC.	233,550
		233,550	1.63
CONSUMER STAPLES			6.88
BEVERAGES
3,500	COCA-COLA CO.	153,510
		153,510	1.07
FOOD & STAPLES RETAILING
3,000	CVS HEALTH CORP.	193,050
3,000	SYSCO CORP.	204,870
7,000	THE KROGER CO.	199,150
		597,070	4.17
HOUSEHOLD PRODUCTS
3,000	PROCTER & GAMBLE CO.	234,180
		234,180	1.64
ENERGY			2.70
ENERGY EQUIPMENT & SERVICES
3,000	SCHLUMBERGER LTD	201,090
		201,090	1.40
OIL, GAS & CONSUMABLE FUELS
2,250	EXXON MOBIL CORP.	186,142
		186,142	1.30

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
FINANCIALS			5.78
BANKS
4,500	U.S. BANCORP	225,090
3,000	WELLS FARGO & CO.	166,320
		391,410	2.73
CAPITAL MARKETS
250	BLACKROCK INC.	124,760
1,750	T. ROWE PRICE GROUP INC.	203,158
		327,918	2.29
INSURANCE
2,500	METLIFE INC.	109,000
		109,000	0.76
HEALTH CARE			4.24
BIOTECHNOLOGY
2,500	ABBVIE INC.	231,625
		231,625	1.61
PHARMACEUTICALS
1,600	JOHNSON & JOHNSON	194,144
5,000	PFIZER INC.	181,400
		375,544	2.63
INDUSTRIALS			4.89
AEROSPACE & DEFENSE
600	LOCKHEED MARTIN CORP.	177,258
		177,258	1.24
AIR FREIGHT & LOGISTICS
1,750	UNITED PARCEL SERVICE, INC. B	185,903
		185,903	1.30
INDUSTRIAL CONGLOMERATES
1,000	HONEYWELL INTERNATIONAL INC.	144,050
		144,050	1.01
TRADING COMPANIES & DISTRIBUTORS
4,000	FASTENAL COMPANY	192,520
		192,520	1.34
INFORMATION TECHNOLOGY			5.39
COMMUNICATIONS EQUIPMENT
5,000	CISCO SYSTEMS INC.	215,150
		215,150	1.50

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
IT SERVICES
1,500	INT'L BUSINESS MACHINES CORP.	209,550
		209,550	1.47
SEMICONDUCTORS & EQUIPMENT
3,000	INTEL CORP.	149,130
		149,130	1.04
SOFTWARE
2,000	MICROSOFT CORP.	197,220
		197,220	1.38
MATERIALS			1.01
CHEMICALS
2,205	DOWDUPONT INC.	145,354
		145,354	1.01
TELECOMMUNICATION SERVICES			2.97
DIVERSIFIED TELECOM. SERVICES
7,000	AT&T INC.	224,770
4,000	VERIZON COMMUNICATIONS INC.	201,240
		426,010	2.97
UTILITIES			4.54
ELECTRIC UTILITIES
2,000	DUKE ENERGY CORP.	158,160
3,500	XCEL ENERGY INC.	159,880
		318,040	2.22
MULTI-UTILITIES
2,500	DOMINION ENERGY INC.	170,450
3,000	PUBLIC SERVICE ENTERPRISE GROUP INC	162,420
		332,870	2.32
TOTAL COMMON STOCK (Cost: $4,791,229)		6,570,596	45.87
CORPORATE BOND
CONSUMER DISCRETIONARY			6.35
AUTOMOBILES
200,000	HYUNDAI CAPITAL AMER 3.10% 04/05/22	195,108
		195,108	1.36
DIVERSIFIED CONSUMER SERVICES
150,000	BLOCK FINANCIAL LLC 4.125% 10/01/20	151,310
		151,310	1.06

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
HOTELS, RESTAURANTS & LEISURE
100,000	INTL GAME TECHNOLOGY 7.50% 06/15/19	102,750
		102,750	0.72
HOUSEHOLD DURABLES
150,000	TUPPERWARE BRANDS CORP. 4.75% 06/01/21	153,953
		153,953	1.07
INTERNET & CATALOG RETAIL
150,000	EXPEDIA INC. 5.95% 08/15/20	157,476
		157,476	1.10
MULTILINE RETAIL
150,000	MACYS RETAIL 3.45% 01/15/21	149,261
		149,261	1.04
CONSUMER STAPLES			2.43
FOOD & STAPLES RETAILING
200,000	CVS HEALTH CORP. 2.80% 07/20/20	198,112
150,000	DELHAIZE GROUP SA 4.125% 04/10/19	149,874
		347,986	2.43
ENERGY			2.54
ENERGY EQUIPMENT & SERVICES
100,000	PRIDE INTERNATIONAL INC. 6.875% 08/15/20	104,500
150,000	ROWAN COMPANY INC. 7.875% 08/01/19	154,500
		259,000	1.81
OIL, GAS & CONSUMABLE FUELS
100,000	ENERGY TRANSFER PARTNERS 9.00% 04/15/19	104,562
		104,562	0.73
FINANCIALS			16.06
BANKS
100,000	BANK OF AMERICA CORP. 4.860% 03/19/20 FLOAT	102,150
100,000	BANK OF AMERICA CORP. 4.096% 09/28/20 FLOAT	101,500
122,000	BANK OF AMERICA CORP. 4.110% 07/07/21 FLOAT	122,619
150,000	BARCLAY BANK PLC 3.855% 04/18/21 FLOAT	149,775
94,000	FULTON FINANCIAL CORP. 3.60% 03/16/22	92,257
125,000	JPMORGAN CHASE & CO. 4.463% 02/25/21 FLOAT	126,337
		694,638	4.85

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
CAPITAL MARKETS
150,000	ARES CAPITAL CORP. 4.875% 11/30/18	151,072
150,000	BGC PARTNERS INC. 5.375% 12/09/19	152,789
100,000	GOLDMAN SACHS GROUP INC. 08/26/20 FLOAT	101,325
200,000	HERCULES CAPITAL INC. 4.625% 10/23/22	199,709
100,000	MORGAN STANLEY 5.866 10/27/18 FLOAT	101,500
100,000	MORGAN STANLEY 4.360% 04/25/23 FLOAT	100,875
100,000	MORGAN STANLEY 3.560% 10/28/24 FLOAT	99,125
100,000	OAKTREE SPECIALTY CORP. 4.875% 03/01/19	100,167
100,000	PROSPECT CAPITAL CORP. 5.00% 07/15/19	101,239
150,000	STIFEL FINANCIAL CORP. 3.50% 12/01/20	150,233
		1,258,034	8.78
DIVERSIFIED FINANCIAL SERVICES
100,000	ICAHN ENTERPRISES 6.00% 08/01/20	101,250
150,000	JEFFERIES GRP LLC 3.00% STEP 07/27/22	144,687
		245,937	1.72
INSURANCE
100,000	PRUDENTIAL FINANCIAL INC. 4.801% 11/02/20 FLOAT	102,000
		102,000	0.71
HEALTH CARE			4.25
BIOTECHNOLOGY
114,000	BAXALTA INC. 3.60% 06/23/22	112,829
		112,829	0.79
LIFE SCIENCES TOOLS & SERVICES
200,000	LIFE TECHNOLOGIES CORP. 6.00% 03/01/20	208,469
		208,469	1.46
PHARMACEUTICALS
100,000	TEVA PHARMACEUTICAL 3.65% 11/10/21	95,770
200,000	TEVA PHARMACEUTICAL 3.65% 11/10/21	191,540
		287,310	2.00
INDUSTRIALS			3.23
MACHINERY
150,000	AGCO CORP. 5.875% 12/01/21	156,753
150,000	HILLENBRAND INC. 5.50% 07/15/20	155,483
		312,236	2.18
PROFESSIONAL SERVICES
150,000	DUN & BRADSTREET CORP. 4.25% 06/15/20	151,052
		151,052	1.05

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
INFORMATION TECHNOLOGY			4.14
ELECTRONIC EQUIPMENT & INSTRUMENTS
150,000	KEYSIGHT TECHNOLOGIES 3.30% 10/30/19	149,609
150,000	TECH DATA CORP. 3.70% 02/15/22	146,710
		296,319	2.07
SEMICONDUCTORS & EQUIPMENT
150,000	ANALOG DEVICES INC, 2.95% 01/12/21	148,801
150,000	QUALCOMM INC. 3.00% 05/20/22	147,739
		296,540	2.07
REAL ESTATE			4.22
HEALTH CARE REITS
150,000	OMEGA HLTHCARE INVESTORS 4.375% 08/01/23	148,927
		148,927	1.04
OFFICE REITS
150,000	CORPORATE OFFICE PROP 3.60% 05/15/23	145,157
150,000	GOV'T PROPERTIES INC. 4.00% 07/15/22	148,226
160,000	SL GREEN REALTY CORP. 4.50% 12/01/22	162,537
		455,920	3.18
TOTAL CORPORATE BOND (Cost: $6,236,590)		6,191,616	43.22
CONVERTIBLE CORPORATE BOND
FINANCIALS			1.74
CAPITAL MARKETS
150,000	BLACKROCK CAP INV CONV 5.00% 06/15/22	152,625
100,000	PROSPECT CAPITAL CORP. 4.95% 07/15/22	97,020
		249,645	1.74
TOTAL CONV. CORP. BOND (Cost: $255,877)		249,645	1.74
PREFERRED STOCK
FINANCIALS			7.79
BANKS
100,000	JPMORGAN CHASE & CO. 5.30% PFD FIX-FLOAT***	101,850
100,000	JPMORGAN CHASE & CO. 5.00% PFD FIX-FLOAT***	100,500
200,000	US BANCORP 5.125% PFD FIX-FLOAT***	205,250
150,000	WELLS FARGO & CO. 6.111% PFD FIX-FLOAT***	151,969
		559,569	3.91

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income & Equity Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
PREFERRED STOCK continued
CAPITAL MARKETS
150,000	BANK OF NY MELLON 4.95% PFD FIX-FLOAT***	153,188
200,000	CHARLES SCHWAB CORP. 4.625% PFD FIX-FLOAT***	199,750
		352,938	2.46
INSURANCE
200,000	METLIFE INC. 5.25% PFD FIX-FLOAT***	203,460
		203,460	1.42
TOTAL PREFERRED STOCK (Cost: $1,108,402)		1,115,967	7.79
TOTAL INVESTMENT IN SECURITIES (Cost: $12,537,382)		14,127,824	98.62
CASH OR CASH EQUIVALENT		145,284	1.01
OTHER ASSETS LESS LIABILITIES		52,420	0.37
TOTAL NET ASSETS		14,325,528	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

*** These securities' coupon rates and/or dividends are fixed for a certain period and then convert to floating rates.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			14.52
MEDIA
1,000	WALT DISNEY CO.	104,810
		104,810	2.06
SPECIALTY RETAIL
8,000	CONN'S INC.*	264,000
375	O'REILLY AUTOMOTIVE INC.*	102,589
700	ULTA BEAUTY, INC.*	163,422
		530,011	10.42
TEXTILES, APPAREL & LUXURY GOODS
1,300	NIKE INC.	103,584
		103,584	2.04
CONSUMER STAPLES			6.53
FOOD & STAPLES RETAILING
3,500	CHEFS' WAREHOUSE INC.*	99,750
550	COSTCO WHOLESALE	114,939
1,300	PRICESMART, INC.	117,650
		332,339	6.53
ENERGY			6.56
ENERGY EQUIPMENT & SERVICES
800	CORE LABORATORIES N.V.	100,968
23,000	NOBLE CORPORATION*	145,590
1,300	SCHLUMBERGER LTD	87,139
		333,697	6.56
FINANCIALS			9.91
BANKS
1,500	EAST WEST BANCORP INC.	97,800
900	SIGNATURE BANK*	115,092
		212,892	4.19
CAPITAL MARKETS
650	FACTSET RESEARCH SYSTEMS INC.	128,765
900	MORNINGSTAR, INC.	115,425
750	SEI INVESTMENTS COMPANY	46,890
		291,080	5.72

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			8.13
HEALTH CARE PROVIDERS & SERVICES
1,800	CERNER CORPORATION*	107,622
1,300	DENTSPLY SIRONA INC.	56,901
		164,523	3.24
HEALTH CARE TECHNOLOGY
1,900	HENRY SCHEIN INC.*	138,016
		138,016	2.71
PHARMACEUTICALS
1,300	ZOETIS, INC.	110,747
		110,747	2.18
INDUSTRIALS			11.39
AIRLINES
3,500	SPIRIT AIRLINES INC.*	127,225
		127,225	2.50
COMMERCIAL SERVICES & SUPPLIES
3,300	HEALTHCARE SERVICES GROUP, INC.	142,527
6,000	TEAM INC.*	138,600
		281,127	5.53
MACHINERY
800	WABTEC CORP.	78,864
		78,864	1.55
TRADING COMPANIES & DISTRIBUTORS
3,000	TRITON INTERNATIONAL LIMITED	91,980
		91,980	1.81
INFORMATION TECHNOLOGY			11.57
INTERNET SOFTWARE & SERVICES
125	ALPHABET INC.*	141,149
600	FACEBOOK, INC.*	116,592
		257,741	5.07
IT SERVICES
600	ACCENTURE PLC	98,154
725	VISA INC.	96,026
		194,180	3.82

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
SOFTWARE
1,000	ORACLE CORPORATION	44,060
		44,060	0.86
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS
500	APPLE INC.	92,555
		92,555	1.82
TELECOMMUNICATION SERVICES			2.28
DIVERSIFIED TELECOM. SERVICES
2,300	VERIZON COMMUNICATIONS INC.	115,713
		115,713	2.28
TOTAL COMMON STOCK (Cost: $2,704,977)		3,605,144	70.89
CORPORATE BOND
CONSUMER DISCRETIONARY			1.95
MULTILINE RETAIL
100,000	MACYS RETAIL HLDGS INC. 3.875% 01/15/22	99,297
		99,297	1.95
ENERGY			6.08
ENERGY EQUIPMENT & SERVICES
100,000	ROWAN COMPANY INC. 7.875% 08/01/19	103,000
100,000	SEACOR HOLDING 7.375% 10/01/19	101,500
		204,500	4.02
OIL, GAS & CONSUMABLE FUELS
100,000	ENERGY TRANSFER PARTNERS 9.00% 04/15/19	104,562
		104,562	2.06
FINANCIALS			9.77
CAPITAL MARKETS
100,000	ARES CAPITAL CORP. 3.625% 01/19/22	97,519
100,000	PROSPECT CAPITAL CORP. 5.00% 07/15/19	101,239
100,000	S&P GLOBAL INC. 3.30% 08/14/20	100,107
		298,866	5.88
DIVERSIFIED FINANCIAL SERVICES
100,000	ICAHN ENTERPRISES 6.00% 08/01/20	101,250
100,000	JEFFERIES GRP LLC 3.00% STEP 07/27/22	96,458
		197,708	3.89

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
HEALTH CARE			1.88
PHARMACEUTICALS
100,000	TEVA PHARMACEUTICAL 3.65% 11/10/21	95,770
		95,770	1.88
INFORMATION TECHNOLOGY			5.76
SEMICONDUCTORS & EQUIPMENT
100,000	ANALOG DEVICES INC. 2.95% 01/12/21	99,201
100,000	QUALCOMM INC. 2.60% 01/30/23	95,624
		194,825	3.83
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS
100,000	XEROX CORPORATION 2.75% 09/01/20	97,933
		97,933	1.93
REAL ESTATE			1.94
OFFICE REITS
100,000	GOV'T PROPERTIES INC. 4.00% 07/15/22	98,817
		98,817	1.94
TOTAL CORPORATE BOND (Cost: $1,411,805)		1,392,278	27.38
PREFERRED STOCK
FINANCIALS			1.99
CAPITAL MARKETS
100,000	MORGAN STANLEY 5.45% PFD FIX-FLOAT***	101,313
		101,313	1.99
TOTAL PREFERRED STOCK (Cost: $99,875)		101,313	1.99
TOTAL INVESTMENT IN SECURITIES (Cost: $4,216,657)		5,098,735	100.26
OTHER ASSETS LESS LIABILITIES		(13,028)	(0.26)
TOTAL NET ASSETS		5,085,706	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

*** These securities' coupon rates and/or dividends are fixed for a certain period and then convert to floating rates.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			17.69
HOTELS, RESTAURANTS & LEISURE
1,800	MCDONALD'S CORP.	282,042
		282,042	4.12
MEDIA
2,942	WALT DISNEY CO.	308,351
		308,351	4.50
SPECIALTY RETAIL
3,175	LOWE'S COMPANIES INC.	303,435
1,629	THE HOME DEPOT, INC.	317,818
		621,253	9.07
CONSUMER STAPLES			16.77
BEVERAGES
5,120	COCA-COLA CO.	224,563
		224,563	3.28
FOOD & STAPLES RETAILING
4,900	SYSCO CORP.	334,621
2,950	WALMART INC.	252,668
		587,289	8.57
FOOD PRODUCTS
2,390	THE KRAFT HEINZ COMPANY	150,140
		150,140	2.19
HOUSEHOLD PRODUCTS
2,400	PROCTER & GAMBLE CO.	187,344
		187,344	2.73
ENERGY			1.21
OIL, GAS & CONSUMABLE FUELS
1,000	EXXON MOBIL CORP.	82,730
		82,730	1.21
FINANCIALS			16.31
BANKS
7,000	BANK OF AMERICA CORP.	197,330
2,850	CITIGROUP INC.	190,722
2,863	WELLS FARGO & CO.	158,725
		546,777	7.98

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
DIVERSIFIED FINANCIAL SERVICES
1,862	BERKSHIRE HATHAWAY INC. B*	347,542
		347,542	5.07
INSURANCE
782	AMERICAN INT'L GROUP INC.	41,462
4,170	METLIFE INC.	181,812
		223,274	3.26
HEALTH CARE			4.00
PHARMACEUTICALS
2,257	JOHNSON & JOHNSON	273,864
		273,864	4.00
INDUSTRIALS			16.18
AIR FREIGHT & LOGISTICS
1,000	FEDEX CORP.	227,060
1,200	UNITED PARCEL SERVICE, INC. B	127,476
		354,536	5.17
INDUSTRIAL CONGLOMERATES
2,000	HONEYWELL INTERNATIONAL INC.	288,100
		288,100	4.20
MACHINERY
1,525	DEERE & CO.	213,195
1,827	ILLINOIS TOOL WORKS INC.	253,113
		466,308	6.81
INFORMATION TECHNOLOGY			24.40
INTERNET SOFTWARE & SERVICES
293	ALPHABET INC. CLASS C*	326,885
		326,885	4.77
IT SERVICES
1,873	MASTERCARD INC.	368,082
		368,082	5.37
SEMICONDUCTORS & EQUIPMENT
5,600	INTEL CORP.	278,376
		278,376	4.06
SOFTWARE
3,396	MICROSOFT CORP.	334,879
		334,879	4.89

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS
1,964	APPLE INC.	363,556
		363,556	5.31
TELECOMMUNICATION SERVICES			2.00
DIVERSIFIED TELECOM. SERVICES
4,275	AT&T INC.	137,270
		137,270	2.00
TOTAL COMMON STOCK (Cost: $3,093,631)		6,753,161	98.56
TOTAL INVESTMENT IN SECURITIES (Cost: $3,093,631)		6,753,161	98.56
CASH OR CASH EQUIVALENT		110,184	1.61
OTHER ASSETS LESS LIABILITIES		(11,515)	(0.17)
TOTAL NET ASSETS		6,851,830	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			33.22
AUTO COMPONENTS
1,100	LEAR CORP.	204,391
		204,391	3.70
DISTRIBUTORS
1,300	POOL CORPORATION	196,950
		196,950	3.56
SPECIALTY RETAIL
11,000	CONN'S INC.*	363,000
2,700	MONRO, INC.	156,870
850	O'REILLY AUTOMOTIVE INC.*	232,535
5,200	PENSKE AUTOMOTIVE GROUP INC.	243,620
3,000	TRACTOR SUPPLY COMPANY	229,470
		1,225,495	22.17
TEXTILES, APPAREL & LUXURY GOODS
1,400	PVH CORP.	209,608
		209,608	3.79
CONSUMER STAPLES			2.54
BEVERAGES
1,150	DR PEPPER SNAPPLE GROUP INC.	140,300
		140,300	2.54
ENERGY			16.50
ENERGY EQUIPMENT & SERVICES
1,200	CORE LABORATORIES N.V.	151,452
30,000	HELIX ENERGY SOLUTIONS GROUP INC.*	249,900
6,180	MCDERMOTT INTL INC.*	121,437
41,000	NOBLE CORPORATION*	259,530
4,100	TECHNIPFMC PLC	130,134
		912,453	16.50
FINANCIALS			7.42
BANKS
4,000	CIT GROUP INC.	201,640
3,200	EAST WEST BANCORP INC.	208,640
		410,280	7.42

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			2.70
HEALTH CARE TECHNOLOGY
2,500	CERNER CORPORATION*	149,475
		149,475	2.70
INDUSTRIALS			32.91
AIRLINES
4,700	SPIRIT AIRLINES INC.*	170,845
		170,845	3.09
MACHINERY
4,300	GRACO INC.	194,446
5,600	NAVISTAR INT'L CORP.*	228,032
2,200	WABTEC CORP.	216,876
		639,354	11.57
MARINE
2,700	KIRBY CORP.*	225,720
		225,720	4.08
ROAD & RAIL
3,050	GENESEE & WYOMING INC.*	248,026
1,800	KANSAS CITY SOUTHERN	190,728
5,024	KNIGHT-SWIFT TRANSPORTATION HLDG	191,967
1,400	LANDSTAR SYSTEM INC.	152,880
		783,601	14.17
INFORMATION TECHNOLOGY			3.35
SOFTWARE
2,000	ASPEN TECHNOLOGY, INC.*	185,480
		185,480	3.35
MATERIALS			2.14
CHEMICALS
2,200	H.B. FULLER CO.	118,096
		118,096	2.14
TOTAL COMMON STOCK (Cost: $3,526,510)		5,572,048	100.78
TOTAL INVESTMENT IN SECURITIES (Cost: $3,526,510)		5,572,048	100.78
OTHER ASSETS LESS LIABILITIES		(43,354)	(0.78)
TOTAL NET ASSETS		5,528,694	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			22.09
AUTO COMPONENTS
23,000	GENTHERM INC.*	903,900
		903,900	4.06
SPECIALTY RETAIL
107,000	CONN'S INC.*	3,531,000
2,500	LITHIA MOTORS INC.	236,425
12,000	SONIC AUTOMOTIVE INC.	247,200
		4,014,625	18.03
CONSUMER STAPLES			6.06
FOOD & STAPLES RETAILING
25,012	CHEFS' WAREHOUSE INC.*	712,842
		712,842	3.20
FOOD PRODUCTS
32,000	DARLING INGREDIENTS INC.*	636,160
		636,160	2.86
ENERGY			19.22
ENERGY EQUIPMENT & SERVICES
130,500	HELIX ENERGY SOLUTIONS GROUP INC.*	1,087,065
47,000	MATRIX SERVICE CO.*	862,450
35,500	NATURAL GAS SERVICES GROUP, INC.*	837,800
86,800	NOBLE CORPORATION*	549,444
150,193	NORTH AMERICAN ENERGY PARTNERS INC.	893,648
110,000	PARKER DRILLING CO.*	41,800
		4,272,207	19.20
OIL, GAS & CONSUMABLE FUELS
100,000	INFINITY ENERGY RESOURCES INC.*	5,000
		5,000	0.02
FINANCIALS			7.44
BANKS
12,500	EAST WEST BANCORP INC.	815,000
		815,000	3.66
CONSUMER FINANCE
24,000	REGIONAL MANAGEMENT CORP.*	840,480
		840,480	3.78

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments (Unaudited)

as of June 30, 2018

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIALS			45.82
BUILDING PRODUCTS
18,695	INSTEEL INDUSTRIES, INC.	624,413
		624,413	2.80
COMMERCIAL SERVICES & SUPPLIES
18,000	MOBILE MINI INC.	844,200
46,500	TEAM INC.*	1,074,150
		1,918,350	8.62
CONSTRUCTION & ENGINEERING
114,000	ORION GROUP HOLDINGS, INC.*	941,640
		941,640	4.23
MACHINERY
23,800	NAVISTAR INT'L CORP.*	969,136
		969,136	4.35
MARINE
11,500	KIRBY CORP.*	961,400
		961,400	4.32
ROAD & RAIL
12,300	GENESEE & WYOMING INC.*	1,000,236
12,200	SAIA INC.*	986,370
		1,986,606	8.92
TRADING COMPANIES & DISTRIBUTORS
26,500	DXP ENTERPRISES INC.*	1,012,300
20,000	RUSH ENTERPRISES INC.*	867,600
30,000	TRITON INTERNATIONAL LIMITED	919,800
		2,799,700	12.58
TOTAL COMMON STOCK (Cost: $13,608,568)		22,401,459	100.63
TOTAL INVESTMENT IN SECURITIES (Cost: $13,608,568)		22,401,459	100.63
OTHER ASSETS LESS LIABILITIES		(139,274)	(0.63)
TOTAL NET ASSETS		22,262,185	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

(This page has been left blank intentionally.)

Pacific Advisors Fund Inc.

Statement of Assets and Liabilities (Unaudited)

June 30, 2018

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund
Assets
Investment securities
At cost	$12,392,098	$4,216,657	$3,093,631
At fair value	$14,127,824	$5,098,735	$6,753,161
Cash or cash equivalent, at fair value	145,284	-	110,184
Accrued income receivable	86,018	26,586	5,124
Receivable for fund shares sold	-	23	-
Total assets	14,359,126	5,125,344	6,868,469
Liabilities
Bank borrowings (Note 7)	-	26,436	-
Payable for fund shares redeemed	-	-	-
Accounts payable	29,998	9,602	13,039
Accounts payable to related parties (Note 3)	3,600	3,600	3,600
Total liabilities	33,598	39,638	16,639
Net Assets	$14,325,528	$5,085,706	$6,851,830
Summary of Shareholders' Equity
Paid in capital	11,777,197	3,942,404	2,648,531
Accumulated undistributed net investment income	-	-	-
Accumulated undistributed net realized gain (loss) on security transactions	812,605	261,224	543,769
Net unrealized appreciation of investments	1,735,726	882,078	3,659,530
Net assets at June 30, 2018	$14,325,528	$5,085,706	$6,851,830
Class A:
Net assets	$12,245,935	$3,854,483	$6,329,337
Shares authorized ($0.01 par value)	50,000,000	50,000,000	50,000,000
Shares outstanding	954,976	300,180	378,786
Net asset value (and redemption price) per share	$12.82	$12.84	$16.71
Maximum offering price per share	$13.46	$13.62	$17.73
Sales load	4.75%	5.75%	5.75%
Class C:
Net assets	$2,079,592	$1,231,223	$522,494
Shares authorized ($0.01 par value)	50,000,000	50,000,000	50,000,000
Shares outstanding	170,695	110,037	36,967
Net asset value (and offering and redemption price) per share	$12.18	$11.19	$14.13
Class I:
Net assets	N/A	N/A	N/A
Shares authorized ($0.01 par value)
Shares outstanding
Net asset value (and offering and redemption price) per share	N/A	N/A	N/A

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Mid Cap Value Fund	Small Cap Value Fund
Assets
Investment securities
At cost	$3,526,510	$13,608,568
At fair value	$5,572,048	$22,401,459
Cash or cash equivalent, at fair value	-	-
Accrued income receivable	648	2,707
Receivable for fund shares sold	-	-
Total assets	5,572,696	22,404,166
Liabilities
Bank borrowings (Note 7)	34,874	87,809
Payable for fund shares redeemed	-	643
Accounts payable	5,528	42,784
Accounts payable to related parties (Note 3)	3,600	10,745
Total liabilities	44,002	141,981
Net Assets	$5,528,694	$22,262,185
Summary of Shareholders' Equity
Paid in capital	3,281,578	11,498,933
Accumulated undistributed net investment income	-	-
Accumulated undistributed net realized gain (loss) on security transactions	201,578	1,970,361
Net unrealized appreciation of investments	2,045,538	8,792,891
Net assets at June 30, 2018	$5,528,694	$22,262,185
Class A:
Net assets	$5,104,954	$19,556,586
Shares authorized ($0.01 par value)	50,000,000	50,000,000
Shares outstanding	371,271	617,304
Net asset value (and redemption price) per share	$13.75	$31.68
Maximum offering price per share	$14.59	$33.61
Sales load	5.75%	5.75%
Class C:
Net assets	$423,739	$2,696,111
Shares authorized ($0.01 par value)	50,000,000	50,000,000
Shares outstanding	35,224	120,546
Net asset value (and offering and redemption price) per share	$12.03	$22.37
Class I:
Net assets	N/A	$9,488
Shares authorized ($0.01 par value)		50,000,000
Shares outstanding		229
Net asset value (and offering and redemption price) per share	N/A	$41.43

Pacific Advisors Fund Inc.

Statement of Operations (Unaudited)

For the six months ended June 30, 2018

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund
Investment Income
Dividends	$134,140	$15,505	$69,869
Interest	119,351	28,918	1
Total investment income	253,491	44,423	69,870
Expenses
Investment management fees (Note 3)	54,341	19,389	27,393
Transfer agent fees (Note 3)	63,979	36,611	53,492
Fund accounting fees (Note 3)	57,435	20,488	28,903
Legal fees	11,157	3,935	5,473
Audit fees	13,042	7,755	8,766
Registration fees	18,396	15,001	13,059
Printing	9,419	3,361	4,748
Custody fees	5,125	3,547	3,779
Interest on borrowings	40	283	933
Director fees/meetings	11,614	4,169	5,937
Distribution and service (12b-1) fees (Note 3)	26,225	11,217	11,122
Administration fees (Note 3)	3,623	1,292	1,826
Compliance fees (Note 3)	21,253	7,579	10,767
Total expenses, before fees waived	295,649	134,627	176,198
Less fees waived (Note 3)	54,341	-	27,393
Net expenses	241,308	134,627	148,805
Net Investment Income (Loss)	12,183	(90,204)	(78,935)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	376,370	181,840	347,563
Change in net unrealized appreciation (depreciation) on investments	(582,536)	62,436	(533,716)
Net realized and unrealized gain (loss) on investments	(206,166)	244,276	(186,153)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(193,983)	$154,072	$(265,088)

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Mid Cap Value Fund	Small Cap Value Fund
Investment Income
Dividends	$22,381	$24,132
Interest	-	-
Total investment income	22,381	24,132
Expenses
Investment management fees (Note 3)	28,370	82,145
Transfer agent fees (Note 3)	38,051	133,218
Fund accounting fees (Note 3)	22,369	86,186
Legal fees	4,295	16,373
Audit fees	8,227	16,429
Registration fees	13,922	31,635
Printing	3,688	14,238
Custody fees	3,890	5,876
Interest on borrowings	626	2,278
Director fees/meetings	4,560	17,487
Distribution and service (12b-1) fees (Note 3)	8,629	37,258
Administration fees (Note 3)	1,419	5,477
Compliance fees (Note 3)	8,286	31,722
Total expenses, before fees waived	146,332	480,322
Less fees waived (Note 3)	-	-
Net expenses	146,332	480,322
Net Investment Income (Loss)	(123,951)	(456,190)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	201,578	2,091,210
Change in net unrealized appreciation (depreciation) on investments	156,514	63,759
Net realized and unrealized gain (loss) on investments	358,092	2,154,969
Net Increase (Decrease) in Net Assets Resulting from Operations	$234,141	$1,698,779

Pacific Advisors Fund Inc.

Statements of Changes in Net Assets (Unaudited)

	Income and Equity Fund		Balanced Fund		Large Cap Value Fund
	Six months ended June 30, 2018	Year ended December 31, 2017	Six months ended June 30, 2018	Year ended December 31, 2017	Six months ended June 30, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$12,183	$50,973	$(90,204)	$(182,576)	$(78,935)	$(147,424)
Net realized gain on investments	376,370	721,575	181,840	172,925	347,563	398,209
Change in net unrealized appreciation (depreciation) on investments	(582,536)	72,562	62,436	552,780	(533,716)	1,010,394
Increase (decrease) in net assets resulting from operations	(193,983)	845,110	154,072	543,129	(265,088)	1,261,179
From Distributions to Shareholders
Class A:
Net investment income	(19,361)	(44,440)	-	-	-	-
Net capital gains	-	-	-	(28,394)	-	(195,913)
Class C:
Net investment income	-	-	-	-	-	-
Net capital gains	-	-	-	(11,011)	-	(17,462)
Class I:
Net capital gains	N/A	N/A	N/A	N/A	N/A	N/A
Decrease in net assets resulting from distributions	(19,361)	(44,440)	-	(39,405)	-	(213,375)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	657,032	2,592,423	43,637	187,244	55,710	412,204
Proceeds from shares purchased by reinvestment of dividends	16,515	39,442	-	36,406	-	194,273
Cost of shares repurchased	(787,092)	(6,030,834)	(624,749)	(1,215,004)	(706,726)	(1,676,071)
Decreases in net assets resulting from capital share transactions	(113,545)	(3,398,969)	(581,112)	(991,354)	(651,016)	(1,069,594)
Decrease in net assets	(326,889)	(2,598,299)	(427,040)	(487,630)	(916,104)	(21,790)
Net Assets
Beginning of period	14,652,417	17,250,716	5,512,746	6,000,376	7,767,934	7,789,724
End of period	$14,325,528	$14,652,417	$5,085,706	$5,512,746	$6,851,830	$7,767,934
Including undistributed net investment income	$-	$6,533	$-	$-	$-	$-

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Mid Cap Value Fund		Small Cap Value Fund
	Six months ended June 30, 2018	Year ended December 31, 2017	Six months ended June 30, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(123,951)	$(246,631)	$(456,190)	$(972,951)
Net realized gain on investments	201,578	190,701	2,091,210	728,078
Change in net unrealized appreciation (depreciation) on investments	156,514	680,621	63,759	2,472,244
Increase (decrease) in net assets resulting from operations	234,141	624,691	1,698,779	2,227,371
From Distributions to Shareholders
Class A:
Net investment income	-	-	-	-
Net capital gains	-	-	-	(905,450)
Class C:
Net investment income	-	-	-	-
Net capital gains	-	-	-	(171,390)
Class I:
Net capital gains	N/A	N/A	-	(297)
Decrease in net assets resulting from distributions	-	-	-	(1,077,137)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	75,666	299,238	119,348	1,730,271
Proceeds from shares purchased by reinvestment of dividends	-	-	-	1,022,031
Cost of shares repurchased	(683,835)	(1,115,015)	(2,799,983)	(10,682,161)
Decreases in net assets resulting from capital share transactions	(608,169)	(815,777)	(2,680,635)	(7,929,859)
Decrease in net assets	(374,028)	(191,086)	(981,856)	(6,779,625)
Net Assets
Beginning of period	5,902,722	6,093,808	23,244,041	30,023,666
End of period	$5,528,694	$5,902,722	$22,262,185	$23,244,041
Including undistributed net investment income	$-	$-	$-	$-

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Income and Equity Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2018		2017	2016	2015	2014		2013
Per Share Operating Performance
Net asset value, beginning of period	$13.01		$12.40	$11.61	$12.06	$11.55		$10.30
Income from investing operations
Net investment income (c)	0.02		0.05	0.03	0.14	0.22	(d)	0.14	(d)
Net realized and unrealized gain (loss) on securities	(0.19)		0.60	0.78	(0.45)	0.51	(d)	1.24	(d)
Total from investment operations	(0.17)		0.65	0.81	(0.31)	0.73		1.38
Less distributions
From net investment income	(0.02)		(0.04)	(0.02)	(0.14)	(0.22)		(0.13)
From net capital gain	-		-	(0.01)	-	-		-
Total distributions	(0.02)		(0.04)	(0.03)	(0.14)	(0.22)		(0.13)
Redemption fees (c)	-		- (b)	0.01	- (b)	-	(b)(d)	-	(b)(d)
Net asset value, end of period	$12.82		$13.01	$12.40	$11.61	$12.06		$11.55
Total Investment Return (a)	(1.31	)%(e)	5.26%	7.08%	(2.57)%	6.41%		13.40%
Ratios/Supplemental Data
Net assets, end of period (000's)	$12,246		$12,394	$14,794	$11,541	$11,324		$9,247
Ratio of net investment income (loss) to average net assets
With expense reductions	0.28	%(f)	0.39%	0.26%	1.23%	1.88%		1.27%
Without expense reductions	(0.47	)%(f)	(0.36)%	(0.49)%	0.48%	1.13%		0.52%
Ratio of expenses to average net assets
With expense reductions	3.22	%(f)	2.96%	2.88%	2.06%	1.91%		2.23%
Without expense reductions	3.97	%(f)	3.71%	3.63%	2.81%	2.66%		2.98%
Fund portfolio turnover rate	23	%(f)	19%	14%	22%	13%		20%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2018		2017	2016	2015	2014		2013
Per Share Operating Performance
Net asset value, beginning of period	$12.38		$11.86	$11.16	$11.59	$11.11		$9.91
Income from investing operations
Net investment income (loss) (c)	(0.03)		(0.04)	(0.06)	0.05	0.13	(d)	0.05	(d)
Net realized and unrealized gain (loss) on securities	(0.17)		0.56	0.75	(0.42)	0.48	(d)	1.19	(d)
Total from investment operations	(0.20)		0.52	0.69	(0.37)	0.61		1.24
Less distributions
From net investment income	-		-	-	(0.06)	(0.13)		(0.04)
Total distributions	-		-	-	(0.06)	(0.13)		(0.04)
Redemption fees (c)	-		- (b)	0.01	- (b)	-	(b)(d)	-	(b)(d)
Net asset value, end of period	$12.18		$12.38	$11.86	$11.16	$11.59		$11.11
Total Investment Return	(1.62	)%(e)	4.38%	6.27%	(3.21)%	5.51%		12.55%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,080		$2,259	$2,456	$2,766	$2,471		$2,234
Ratio of net investment income (loss) to average net assets
With expense reductions	(0.47	)%(f)	(0.36)%	(0.48)%	0.48%	1.14%		0.49%
Without expense reductions	(1.22	)%(f)	(1.11)%	(1.23)%	(0.27)%	0.39%		(0.26)%
Ratio of expenses to average net assets
With expense reductions	3.97	%(f)	3.72%	3.64%	2.81%	2.66%		3.03%
Without expense reductions	4.72	%(f)	4.47%	4.39%	3.56%	3.41%		3.78%
Fund portfolio turnover rate	23	%(f)	19%	14%	22%	13%		20%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the years ended December 31, 2013 to December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

(e)  Not annualized

(f)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Balanced Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2018		2017	2016	2015	2014		2013
Per Share Operating Performance
Net asset value, beginning of period	$12.45		$11.34	$11.75	$14.40	$16.59		$14.13
Income from investing operations
Net investment loss (c)	(0.20)		(0.35)	(0.29)	(0.15)	(0.14	)(d)	(0.15	)(d)
Net realized and unrealized gain (loss) on securities	0.59		1.55	0.30	(2.25)	(1.17	)(d)	4.17	(d)
Total from investment operations	0.39		1.20	0.01	(2.40)	(1.31)		4.02
Less distributions
From net capital gain	-		(0.09)	(0.42)	(0.25)	(0.88)		(1.57)
Total distributions	-		(0.09)	(0.42)	(0.25)	(0.88)		(1.57)
Redemption fees (c)	-	(b)	- (b)	- (b)	- (b)	-	(b)(d)	0.01	(d)
Net asset value, end of period	$12.84		$12.45	$11.34	$11.75	$14.40		$16.59
Total Investment Return (a)	3.13	%(e)	10.55%	0.08%	(16.73)%	(7.94)%		28.68%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,854		$4,109	$4,276	$4,046	$5,017		$5,144
Ratio of net investment loss to average net assets	(3.31	)%(f)	(3.02)%	(2.56)%	(1.08)%	(0.90)%		(0.93)%
Ratio of expenses to average net assets	5.03	%(f)	4.76%	4.50%	3.27%	2.84%		3.07%
Fund portfolio turnover rate	23	%(f)	26%	55%	28%	22%		23%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2018		2017	2016	2015	2014		2013
Per Share Operating Performance
Net asset value, beginning of period	$10.89		$10.01	$10.50	$12.99	$15.18		$13.13
Income from investing operations
Net investment loss (c)	(0.22)		(0.39)	(0.33)	(0.23)	(0.24	)(d)	(0.25	)(d)
Net realized and unrealized gain (loss) on securities	0.52		1.36	0.26	(2.01)	(1.07	)(d)	3.87	(d)
Total from investment operations	0.30		0.97	(0.07)	(2.24)	(1.31)		3.62
Less distributions
From net capital gain	-		(0.09)	(0.42)	(0.25)	(0.88)		(1.57)
Total distributions	-		(0.09)	(0.42)	(0.25)	(0.88)		(1.57)
Redemption fees (b)(c)	-		-	-	-	-	(d)	-	(d)
Net asset value, end of period	$11.19		$10.89	$10.01	$10.50	$12.99		$15.18
Total Investment Return	2.75	%(e)	9.65%	(0.67)%	(17.31)%	(8.68)%		27.75%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,231		$1,403	$1,724	$2,679	$4,203		$5,471
Ratio of net investment loss to average net assets	(4.06	)%(f)	(3.77)%	(3.27)%	(1.85)%	(1.64)%		(1.70)%
Ratio of expenses to average net assets	5.77	%(f)	5.52%	5.25%	4.05%	3.58%		3.86%
Fund portfolio turnover rate	23	%(f)	26%	55%	28%	22%		23%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the years ended December 31, 2013 to December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

(e)  Not annualized

(f)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Large Cap Value Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2018		2017	2016	2015	2014		2013
Per Share Operating Performance
Net asset value, beginning of year	$17.32		$15.14	$13.92	$14.18	$13.05		$10.34
Income from investing operations
Net investment loss (c)	(0.18)		(0.29)	(0.23)	(0.09)	(0.07	)(d)	(0.02	)(d)
Net realized and unrealized gain (loss) on securities	(0.43)		2.95	1.49	(0.15)	1.37	(d)	2.99	(d)
Total from investment operations	(0.61)		2.66	1.26	(0.24)	1.30		2.97
Less distributions
From net capital gain	-		(0.48)	(0.04)	(0.02)	(0.17)		(0.26)
Total distributions	-		(0.48)	(0.04)	(0.02)	(0.17)		(0.26)
Redemption fees (b)(c)	-		-	-	-	-	(d)	-	(d)
Net asset value, end of period	$16.71		$17.32	$15.14	$13.92	$14.18		$13.05
Total Investment Return (a)	(3.52	)%(e)	17.56%	9.08%	(1.68)%	9.94%		28.72%
Ratios/Supplemental Data
Net assets, end of period (000's)	$6,329		$7,224	$6,953	$6,587	$6,892		$5,453
Ratio of net investment loss to average net assets
With expense reductions	(2.11	)%(f)	(1.80)%	(1.60)%	(0.64)%	(0.55)%		(0.17)%
Without expense reductions	(2.86	)%(f)	(2.54)%	(2.35)%	(1.39)%	(1.30)%		(1.72)%
Ratio of expenses to average net assets
With expense reductions	4.02	%(f)	3.78%	3.85%	2.72%	2.64%		2.47%
Without expense reductions	4.77	%(f)	4.53%	4.60%	3.47%	3.39%		4.02%
Fund portfolio turnover rate	0	%(f)	0%	0%	7%	3%		24%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2018		2017	2016	2015	2014		2013
Per Share Operating Performance
Net asset value, beginning of period	$14.70		$13.01	$12.06	$12.39	$11.50		$9.20
Income from investing operations
Net investment loss (c)	(0.21)		(0.36)	(0.28)	(0.17)	(0.15	)(d)	(0.10	)(d)
Net realized and unrealized gain (loss) on securities	(0.36)		2.53	1.27	(0.14)	1.21	(d)	2.66	(d)
Total from investment operations	(0.57)		2.17	0.99	(0.31)	1.06		2.56
Less distributions
From net capital gain	-		(0.48)	(0.04)	(0.02)	(0.17)		(0.26)
Total distributions	-		(0.48)	(0.04)	(0.02)	(0.17)		(0.26)
Redemption fees (b)(c)	-	(b)	-	-	-	-	(d)	-	(d)
Net asset value, end of period	$14.13		$14.70	$13.01	$12.06	$12.39		$11.50
Total Investment Return	(3.88	)%(e)	16.67%	8.24%	(2.48)%	9.18%		27.83%
Ratios/Supplemental Data
Net assets, end of period (000's)	$522		$544	$837	$1,160	$1,167		$816
Ratio of net investment loss to average net assets
With expense reductions	(2.86	)%(f)	(2.57)%	(2.34)%	(1.41)%	(1.29)%		(0.92)%
Without expense reductions	(3.61	)%(f)	(3.31)%	(3.09)%	(2.16)%	(2.03)%		(2.47)%
Ratio of expenses to average net assets
With expense reductions	4.77	%(f)	4.53%	4.59%	3.50%	3.38%		3.22%
Without expense reductions	5.52	%(f)	5.27%	5.34%	4.25%	4.13%		4.77%
Fund portfolio turnover rate	0	%(f)	0%	0%	7%	3%		24%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the years ended December 31, 2013 to December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

(e)  Not annualized

(f)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Mid Cap Value Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2018		2017	2016	2015	2014		2013
Per Share Operating Performance
Net asset value, beginning of period	$13.19		$11.78	$10.28	$13.46	$15.25		$11.47
Income from investing operations
Net investment loss (c)	(0.29)		(0.49)	(0.40)	(0.31)	(0.35	)(d)	(0.39	)(d)
Net realized and unrealized gain (loss) on securities	0.85		1.90	1.90	(2.87)	(1.44	)(d)	4.17	(d)
Total from investment operations	0.56		1.41	1.50	(3.18)	(1.79)		3.78
Redemption fees (c)	-	(b)	- (b)	- (b)	- (b)	-	(b)(d)	-	(d)
Net asset value, end of period	$13.75		$13.19	$11.78	$10.28	$13.46		$15.25
Total Investment Return (a)	4.25	%(e)	11.97%	14.59%	(23.63)%	(11.74)%		32.96%
Ratios/Supplemental Data
Net assets, end of period (000's)	$5,105		$5,495	$5,728	$4,875	$5,981		$6,058
Ratio of net investment loss to average net assets	(4.32	)%(f)	(4.19)%	(3.80)%	(2.48)%	(2.46)%		(2.88)%
Ratio of expenses to average net assets	5.10	%(f)	4.94%	4.74%	3.68%	3.42%		3.69%
Fund portfolio turnover rate	4	%(f)	9%	13%	25%	22%		15%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2018		2017	2016	2015	2014		2013
Per Share Operating Performance
Net asset value, beginning of period	$11.58		$10.42	$9.16	$12.09	$13.80		$10.46
Income from investing operations
Net investment loss (c)	(0.30)		(0.51)	(0.42)	(0.37)	(0.42	)(d)	(0.45	)(d)
Net realized and unrealized gain (loss) on securities	0.75		1.67	1.68	(2.56)	(1.29	)(d)	3.79	(d)
Total from investment operations	0.45		1.16	1.26	(2.93)	(1.71)		3.34
Redemption fees (c)	-	(b)	- (b)	- (b)	- (b)	-	(b)(d)	-	(d)
Net asset value, end of period	$12.03		$11.58	$10.42	$9.16	$12.09		$13.80
Total Investment Return	3.89	%(e)	11.13%	13.76%	(24.23)%	(12.39)%		31.93%
Ratios/Supplemental Data
Net assets, end of period (000's)	$424		$407	$366	$661	$891		$1,204
Ratio of net investment loss to average net assets	(5.07	)%(f)	(4.96)%	(4.56)%	(3.26)%	(3.22)%		(3.61)%
Ratio of expenses to average net assets	5.85	%(f)	5.71%	5.54%	4.46%	4.17%		4.42%
Fund portfolio turnover rate	4	%(f)	9%	13%	25%	22%		15%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the years ended December 31, 2013 to December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

(e)  Not annualized

(f)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Small Cap Value Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2018		2017	2016	2015	2014		2013
Per Share Operating Performance
Net asset value, beginning of period	$29.29		$27.23	$24.72	$44.51	$61.41		$38.50
Income from investing operations
Net investment loss (c)	(0.60)		(0.99)	(0.92)	(1.06)	(1.11	)(d)	(0.99	)(d)
Net realized and unrealized gain (loss) on securities	2.99		4.38	7.66	(12.25)	(12.20	)(d)	23.87	(d)
Total from investment operations	2.39		3.39	6.74	(13.31)	(13.31)		22.88
Less distributions
From net capital gain	-		(1.34)	(4.24)	(6.50)	(3.62)		-
Total distributions	-		(1.34)	(4.24)	(3.62)	-		-
Redemption fees (c)	-	(b)	0.01	0.01	0.02	0.03	(d)	0.03	(d)
Net asset value, end of period	$31.68		$29.29	$27.23	$27.60	$48.13		$61.41
Total Investment Return (a)	8.16	%(e)	12.47%	27.08%	(30.31)%	(21.60)%		59.51%
Ratios/Supplemental Data
Net assets, end of period (000's)	$19,557		$20,439	$26,420	$33,942	$122,642		$199,163
Ratio of net investment loss to average net assets	(4.07	)%(f)	(3.72)%	(3.74)%	(2.64)%	(1.72)%		(1.93)%
Ratio of expenses to average net assets	4.30	%(f)	4.08%	4.19%	3.03%	2.19%		2.31%
Fund portfolio turnover rate	4	%(f)	5%	11%	7%	16%		9%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2018		2017	2016	2015	2014		2013
Per Share Operating Performance
Net asset value, beginning of period	$20.75		$19.79	$19.01	$36.59	$51.70		$32.65
Income from investing operations
Net investment loss (c)	(0.50)		(0.86)	(0.85)	(1.11)	(1.29	)(d)	(1.16	)(d)
Net realized and unrealized gain (loss) on securities	2.12		3.15	5.87	(9.99)	(10.23	)(d)	20.19	(d)
Total from investment operations	1.62		2.29	5.02	(11.10)	(11.52)		19.03
Less distributions
From net capital gain	-		(1.34)	(4.24)	(6.50)	(3.62)		-
Total distributions	-		(1.34)	(4.24)	(6.50)	-		-
Redemption fees (c)	-	(b)	0.01	- (b)	0.02	0.03	(d)	0.02	(d)
Net asset value, end of period	$22.37		$20.75	$19.79	$19.01	$40.21		$51.70
Total Investment Return	7.81	%(e)	11.60%	26.12%	(30.83)%	(22.19)%		58.35%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,696		$2,796	$3,596	$5,180	$10,498		$14,646
Ratio of net investment loss to average net assets	(4.83	)%(f)	(4.48)%	(4.51)%	(3.45)%	(2.47)%		(2.69)%
Ratio of expenses to average net assets	5.05	%(f)	4.84%	4.95%	3.88%	2.95%		3.08%
Fund portfolio turnover rate	4	%(f)	5%	11%	7%	16%		9%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the years ended December 31, 2013 to December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

(e)  Not annualized

(f)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Small Cap Value Fund
	Class I
	For the six months ended		For the year ended December 31,
	June 30, 2018		2017	2016	2015	2014		2013
Per Share Operating Performance
Net asset value, beginning of period	$38.17		$35.05	$30.87	$53.06	$72.10		$45.13
Income from investing operations
Net investment loss (c)	(0.73)		(1.19)	(1.08)	(1.20)	(1.15	)(d)	(1.32	)(d)
Net realized and unrealized gain (loss) on securities	3.90		5.63	9.49	(14.52)	(14.30	)(d)	28.27	(d)
Total from investment operations	3.17		4.44	8.41	(15.72)	(15.45)		26.95
Less distributions
From net capital gain	-		(1.34)	(4.24)	(6.50)	(3.62)		-
Total distributions	-		(1.34)	(4.24)	(6.50)	-		-
Redemption fees (c)	-		0.02	0.01	0.03	0.03	(d)	0.02	(d)
Net asset value, end of period	$41.34		$38.17	$35.05	$30.87	$56.68		$72.10
Total Investment Return	8.30	%(e)	12.71%	27.10%	(29.94)%	(21.36)%		59.76%
Ratios/Supplemental Data
Net assets, end of period (000's)	$9		$9	$8	$155	$1,402		$380
Ratio of net investment loss to average net assets	(3.83	)%(f)	(3.47)%	(3.57)%	(2.55)%	(1.54)%		(1.93)%
Ratio of expenses to average net assets	4.05	%(f)	3.85%	3.93%	2.86%	2.03%		2.06%
Fund portfolio turnover rate	4	%(f)	5%	11%	7%	16%		9%

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the years ended December 31, 2013 to December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

(e)  Not annualized

(f)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2018

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940 ("the 40 Act"), as amended. The Company currently offers five Funds: Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund (individually, a "Fund," or collectively, the "Funds"). Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced risk. The Large Cap Value Fund seeks to achieve long-term capital appreciation. The Mid Cap Value Fund seeks to achieve long-term capital appreciation. The Small Cap Value Fund seeks to provide capital appreciation through investment in small capitalization companies.

The Funds offer Class A and Class C shares. In addition to Class A and Class C shares, the Small Cap Value Fund also offers Class I shares. Each Class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other Class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Note 2. Significant Accounting Policies

A. Security Valuation and Fair Value Measurement. Securities, including American Depository Receipts (ADRs), listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Fixed Income securities, which are typically purchased and held as odd lots (less than $1 million) are valued based on bid prices for institutional round lot positions (typically $1 million or greater); round lot prices often reflect more favorable pricing than odd lot holdings. For securities that mature in 60 days or less, the Funds may utilize the amortized cost method of valuation if it is reasonable to conclude it approximates fair value. In determining the fair value of other debt securities, Pacific Global Investment Management Company, Inc. (the "Investment Manager") utilizes independent pricing services approved by the Board of Directors (the "Board") using one or more of the following valuation techniques:

(1) a matrix pricing approach that considers market inputs including, in approximate order of priority, the following: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications; market indicators, industry and economic events. Evaluators may prioritize inputs differently on any given day for any security based on market conditions, and not all inputs listed are available for use in the evaluation process for each security evaluation on any given day; (2) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; and/or (3) a discounted cash flow analysis. Fair value determinations are made by the Investment Manager based on the Company's Fair Value Procedure, as adopted by the Board. In conducting its assessment and analysis for the purpose of determining fair value, the Investment Manager uses its discretion and judgment in considering and appraising the relevant factors, including examining the source and nature of the quotations, to validate that the quotations and prices are representative of fair value.

Various inputs are used to determine the fair value of each Fund's investments. For financial statements, these inputs are summarized in the three broad levels listed below. Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 inputs are significant unobservable inputs that reflect the Fund's own assumptions in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2018

The following is a summary of the inputs used to value each Fund's investment securities as of June 30, 2018.

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Level 1 - Quoted Prices
Common Stock
Consumer Discretionary	$1,070,053	$738,405	$1,211,646	$1,836,444	$4,918,525
Consumer Staples	984,760	332,339	1,149,335	140,300	1,349,002
Energy	387,233	333,697	82,730	912,453	4,277,207
Financials	828,328	503,972	1,117,593	410,280	1,655,480
Health Care	607,169	413,286	273,864	149,475	-
Industrials	699,730	579,196	1,108,944	1,819,520	10,201,245
Information Technology	771,050	588,536	1,671,779	185,480	-
Materials	145,354	-	-	118,096	-
Telecommunication Services	426,010	115,713	137,270	-	-
Utilities	650,910	-	-	-	-
Preferred Stock
Financials	1,115,966	101,313	-	-	-
Level 1 Total	7,686,563	3,706,457	6,753,161	5,572,048	22,401,459
Level 2 - Other significant observable inputs
Corporate Bond
Consumer Discretionary	909,858	99,297	-	-	-
Consumer Staples	347,986	-	-	-	-
Energy	363,562	309,062	-	-	-
Financials	2,300,609	496,574	-	-	-
Health Care	608,608	95,770	-	-	-
Industrials	463,288	-	-	-	-
Information Technology	592,859	292,758	-	-	-
Real Estate	604,846	98,817	-	-	-
Convertible Corporate Bond
Financials	249,645	-	-	-	-
Level 2 Total	6,441,261	1,392,278	-	-	-
Level 3 - Significant unobservable inputs	-	-	-	-	-
Total Investments	$14,127,824	$5,098,735	$6,753,161	$5,572,048	$22,401,459

Equity securities (common and preferred stock) that are actively traded and market priced are typically classified as Level 1 securities. Fixed income securities are typically classified as Level 2 securities. The Funds had no Level 3 holdings during the period ended June 30, 2018. In addition, the Funds are required to disclose the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers. The Investment Manager has evaluated the Funds' positions for the period ended June 30, 2018, and determined that, for purposes of fair value pricing measurement, there were no transfers between Level 1 and Level 2.

B. Cash and Cash Equivalents. The Company considers all highly liquid financial instruments with maturities of less than three months when acquired to be cash equivalents. For cash management purposes, each Fund may concentrate cash with the Fund's custodian, United Missouri Bank, ("UMB"). This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of June 30, 2018, the Income and Equity Fund and Large Cap Value Fund held $145,284 and $110,184, respectively, as reserves at UMB Bank, n.a. that did not exceed the FDIC insurance limits.

C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium or discount on debt securities are amortized or accreted using the effective interest method.

D. Dividends and Distributions to Shareholders. The Income and Equity Fund declares and distributes dividends of its net investment income, if any, quarterly. The Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund declare and distribute dividends of their net investment income, if any, annually. In addition, each Fund declares and distributes a capital gain dividend, if any, annually. The Board determines the amount and timing of such payments.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2018

E. Federal Income Tax. The Funds intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and for the year ended December 31, 2017 and has concluded that no provision for income tax is required in the Funds' financial statements. Tax years 2014, 2015, 2016 and 2017 are still subject to examination by major federal jurisdictions. Tax years 2013, 2014, 2015, 2016, and 2017 are still subject to examination by major state jurisdictions.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

At December 31, 2017, components of distributable earnings on a tax basis were as follows:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Undistributed long-term gains	$6,533	$-	$-	$-	$-
Capital loss carry forward*	436,235	79,384	197,090	-	-
Net unrealized appreciation on investments	2,318,262	819,642	4,192,363	1,889,023	8,608,283
Accumulated earnings	$2,761,030	$899,026	$4,389,453	$1,889,023	$8,608,283

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and characterization of certain income items. The Funds intend to treat post October losses (net capital losses incurred for the period subsequent to October 31, 2017 through the year end December 31, 2017) as having been incurred in the next fiscal year.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a capital loss realized prior to 2011 forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the most recent fiscal year, the following capital losses carried forward have been utilized:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Capital loss carryforward utilized	$-	$-	$-	$190,701	$-

As of December 31, 2017, the Funds had no accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes.

During the year ended December 31, 2017, the Mid Cap Value Fund had a capital loss carryforward in the amount of $449,466 that expired.

The Regulated Investment Company Modernization Act of 2010 (the "Act") changed various technical rules governing the tax treatment of regulated investment companies ("RICs") including the Funds. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning in 2011 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the most recent fiscal year, the Fund had no capital losses carried forward under the provisions of the Act that were utilized.

F. Reclassification of Capital Accounts. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net operating losses, reclassification of dividends and return of capital. To the extent that these differences are permanent in nature, reclassifications are made among the net asset accounts on the Statements of Assets and Liabilities. Net assets and net asset value per share are not affected by these reclassifications.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2018

For the year ended December 31, 2017, reclassifications among the components of net assets are as follows:

	Accumulated Net Investment Income	Paid in Capital	Accumulated Net Realized Gain (Loss) on Security Transactions
Balanced Fund	$182,576	$(97,216)	$(85,360)
Large Cap Value Fund	147,424	(147,323)	(101)
Mid Cap Value Fund	246,631	(696,097)	449,466
Small Cap Value Fund	972,951	(347,742)	(625,209)

The reclassifications were due to net investment losses incurred by the Funds, which are not permitted to be carried forward for tax purposes and the expiration of capital loss carryforwards, as well as differing book and tax treatment of certain securities.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

H. Accounting Method Change. On December 31, 2015, the Funds elected to change their method of determining net investment income (loss) per share to the average shares method, which determines the net investment income (loss) per share by dividing the net investment income (loss) by the average number of shares outstanding during the year. In prior years the net investment income (loss) per share was determined using the SEC method, which compares ending undistributed income (loss) per share to the beginning undistributed income (loss) per share, adjusted for distributions paid per share. The new method of accounting was adopted as a result of management's determination that the average shares method produced a result that was more reflective of the actual net investment income (loss) on a per share basis during each of the years. The financial highlights for each of the years presented have been adjusted to apply this new method retrospectively. The following financial statement line items for the years 2013-2014 were affected by this change in accounting principle.

Financial Highlights
Income and Equity Fund (Class A)	2014	2013
As Computed Under SEC Method
Net investment income	0.21	0.10
Net realized and unrealized gain	0.52	1.28
Redemption Fees	0.00	0.00
As Computed Under Average Shares Method
Net investment income	0.22	0.14
Net realized and unrealized gain	0.51	1.24
Redemption Fees	0.00	0.00
Effect of Change
Net investment income	0.01	0.04
Net realized and unrealized gain (loss)	(0.01)	(0.04)
Redemption Fees	0.00	0.00
Income and Equity Fund (Class C)
As Computed Under SEC Method
Net investment income (loss)	0.14	0.06
Net realized and unrealized gain	0.47	1.18
Redemption Fees	0.00	0.00
As Computed Under Average Shares Method
Net investment income	0.13	0.05
Net realized and unrealized gain (loss)	0.48	1.19
Redemption Fees	0.00	0.00
Effect of Change
Net investment income (loss)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.01	0.01
Redemption Fees	0.00	0.00

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2018

Balanced Fund (Class A)	2014	2013
As Computed Under SEC Method
Net investment income (loss)	(0.16)	(0.18)
Net realized and unrealized gain (loss)	(1.15)	4.21
Redemption Fees	0.00	0.00
As Computed Under Average Shares Method
Net investment income (loss)	(0.14)	(0.15)
Net realized and unrealized gain (loss)	(1.17)	4.17
Redemption Fees	0.00	0.01
Effect of Change
Net investment income (loss)	0.02	0.03
Net realized and unrealized gain (loss)	(0.02)	(0.04)
Redemption Fees	0.00	0.01
Balanced Fund (Class C)
As Computed Under SEC Method
Net investment loss	(0.40)	(0.54)
Net realized and unrealized gain (loss)	(0.91)	4.16
Redemption Fees	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(0.24)	(0.25)
Net realized and unrealized gain (loss)	(1.07)	3.87
Redemption Fees	0.00	0.00
Effect of Change
Net investment income	0.16	0.29
Net realized and unrealized loss	(0.16)	(0.29)
Redemption Fees	0.00	0.00
Large Cap Value Fund (Class A)
As Computed Under SEC Method
Net investment income	0.02	0.03
Net realized and unrealized gain	1.28	2.94
Redemption Fees	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(0.07)	(0.02)
Net realized and unrealized gain	1.37	2.99
Redemption Fees	0.00	0.00
Effect of Change
Net investment loss	(0.09)	(0.05)
Net realized and unrealized gain	0.09	0.05
Redemption Fees	0.00	0.00
Large Cap Value Fund (Class C)
As Computed Under SEC Method
Net investment income (loss)	0.68	0.32
Net realized and unrealized gain	0.38	2.24
Redemption Fees	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(0.15)	(0.10)
Net realized and unrealized gain	1.21	2.66
Redemption Fees	0.00	0.00
Effect of Change
Net investment income (loss)	(0.83)	(0.42)
Net realized and unrealized gain (loss)	0.83	0.42
Redemption Fees	0.00	0.00

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2018

Mid Cap Value Fund (Class A)	2014	2013
As Computed Under SEC Method
Net investment loss	(0.11)	(0.36)
Net realized and unrealized gain (loss)	(1.68)	4.14
Redemption Fees	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(0.35)	(0.39)
Net realized and unrealized gain (loss)	(1.44)	4.17
Redemption Fees	0.00	0.00
Effect of Change
Net investment loss	(0.24)	(0.03)
Net realized and unrealized gain	0.24	0.03
Redemption Fees	0.00	0.00
Mid Cap Value Fund (Class C)
As Computed Under SEC Method
Net investment income (loss)	(2.95)	0.48
Net realized and unrealized gain	1.24	2.86
Redemption Fees	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(0.42)	(0.45)
Net realized and unrealized gain (loss)	(1.29)	3.79
Redemption Fees	0.00	0.00
Effect of Change
Net investment income (loss)	2.53	(0.93)
Net realized and unrealized gain (loss)	(2.53)	0.93
Redemption Fees	0.00	0.00
Small Cap Value Fund (Class A)
As Computed Under SEC Method
Net investment income (loss)	(2.29)	1.44
Net realized and unrealized gain (loss)	(10.99)	21.47
Redemption Fees	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(1.11)	(0.99)
Net realized and unrealized gain (loss)	(12.20)	23.87
Redemption Fees	0.03	0.03
Effect of Change
Net investment income (loss)	1.18	(2.43)
Net realized and unrealized gain (loss)	(1.21)	2.40
Redemption Fees	0.03	0.03
Small Cap Value Fund (Class C)
As Computed Under SEC Method
Net investment income (loss)	(1.15)	3.10
Net realized and unrealized gain (loss)	(10.34)	15.95
Redemption Fees	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(1.29)	(1.16)
Net realized and unrealized gain (loss)	(10.23)	20.19
Redemption Fees	0.03	0.02
Effect of Change
Net investment income (loss)	(0.14)	(4.26)
Net realized and unrealized gain (loss)	0.11	4.24
Redemption Fees	0.03	0.02

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2018

Small Cap Value Fund (Class I)	2014	2013
As Computed Under SEC Method
Net investment income (loss)	9.85	431.95
Net realized and unrealized gain (loss)	(25.27)	(404.98)
Redemption Fees	0.00	0.00
As Computed Under Average Shares Method
Net investment loss	(1.15)	(1.32)
Net realized and unrealized gain (loss)	(14.30)	28.27
Redemption Fees	0.03	0.02
Effect of Change
Net investment income (loss)	(11.00)	(433.27)
Net realized and unrealized gain (loss)	10.97	433.25
Redemption Fees	0.03	0.02

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with the Investment Manager.

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% of average net assets for the Income and Equity, Balanced, Large Cap Value and Small Cap Value Funds and 1.00% of average net assets for the Mid Cap Value Fund.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager waives its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Income and Equity Fund	1.95%	2.70%
Large Cap Value Fund	2.65%	3.40%

Pursuant to the Expense Limitation Agreements, providing for the waiver of fees and the assumption of expenses by the Investment Manager, the following amounts were waived for the period ended June 30, 2018.

Management Fees Waived
Income and Equity Fund	$54,341
Large Cap Value Fund	27,393

The Investment Manager does not have any rights to recover fees it waives or expenses it may reimburse, with respect to any of the Funds.

For the period ended June 30, 2018, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company and a wholly-owned subsidiary of the Investment Manager, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. In addition, PGFD, as a registered broker-dealer, may act as broker for the Funds, in conformity with Rule 17e-1 under the Investment Company Act of 1940. The Company's Board has approved procedures for evaluating the reasonableness of commissions paid to PGFD and periodically reviews these procedures. PGFD will not act as principal in effecting any portfolio transactions for the Funds. The amounts of commissions are as follows:

	Underwriting Fees Retained	Commissions Retained	Brokerage Commissions Received
Income and Equity Fund	$49	$3	$165
Balanced Fund	20	16	(203)
Large Cap Value Fund	41	2	18
Mid Cap Value Fund	253	89	(1,835)
Small Cap Value Fund	585	287	146

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2018

The Company has also entered into separate agreements with Pacific Global Investor Services, Inc. ("PGIS"), Transfer Agent for the Company and a wholly-owned subsidiary of the Investment Manager, that provide for transfer agent fees at a rate of $21 per year per open account and $3.50 per year per closed account, with a minimum charge of $1,800 per month per class for each Fund; fund accounting fees equal to the greater of $1,500 or three basis points for the first hundred million in net assets and one basis point on the balance of net assets for each Fund per month; and annual administrative agent fees of five basis points of average daily net assets of each Fund subject to a maximum annual fee of $50,000 per Fund. The fee is computed and payable monthly. The Company reimburses the Investment Manager for monthly expenses related to the Company's Compliance Program. The Company also reimburses PGIS for applicable out-of-pocket expenses incurred in connection with transfer agent or fund accounting services performed.

On the Statement of Assets and Liabilities, "Accounts payable to related parties" consists of transfer agent fees payable to PGIS.

The Company has adopted a plan of distribution whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's average daily net assets for Class A shares. The Company has also adopted a plan of distribution whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's average daily net assets for Class C shares and a distribution fee in an amount up to 0.75% per annum of each Fund's average daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the period ended June 30, 2018, total distribution and/or service (12b-1) fees were:

	Class A	Class C	Total
Income and Equity Fund	$15,410	$10,815	$26,225
Balanced Fund	4,878	6,339	11,217
Large Cap Value Fund	8,467	2,655	11,122
Mid Cap Value Fund	6,580	2,049	8,629
Small Cap Value Fund	24,075	13,183	37,258

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the period ended and as of June 30, 2018. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

	Period ended June 30, 2018			As of June 30, 2018
	Cost of Purchases	Proceeds From Sales	Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Income and Equity Fund	$1,693,498	$1,663,262	$12,392,098	$1,912,805	$177,079	$1,735,726
Balanced Fund	585,438	1,218,637	4,216,657	960,217	78,139	882,078
Large Cap Value Fund	-	941,851	3,094,514	3,658,647	-	3,658,647
Mid Cap Value Fund	122,925	911,917	3,526,510	2,454,675	409,137	2,045,538
Small Cap Value Fund	418,382	3,560,211	13,729,418	13,199,179	4,527,137	8,672,042

Note 5. Distributions to Shareholders

The tax character of distributions paid during 2018 and 2017 was as follows:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Period ended June 30, 2018
Distributions paid from:
Ordinary Income	$19,361	$-	$-	$-	$-
Total Distributions	$19,361	$-	$-	$-	$-

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2018

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Year ended December 31, 2017
Distributions paid from:
Ordinary Income	$44,440	$-	$-	$-	$-
Long-Term Capital Gain	-	39,405	213,375	-	1,077,137
Total Distributions	$44,440	$39,405	$213,375	$-	$1,077,137

Note 6. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Income and Equity Fund sold or exchanged within 30 days of purchase or shares of the Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund or Small Cap Value Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected through June 30, 2018, and through year end 2017, are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

	Six months ended June 30, 2018			Year ended December 31, 2017
	Class A	Class C	Class I	Class A	Class C	Class I
Income and Equity Fund	$-	$-	N/A	$129	$19	N/A
Balanced Fund	158	53	N/A	124	55	N/A
Large Cap Value Fund	175	14	N/A	532	51	N/A
Mid Cap Value Fund	436	35	N/A	214	15	N/A
Small Cap Value Fund	292	40	$-	12,223	1,619	$3

	Six months ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares sold	50,542	$656,532	206,052	$2,587,653
Reinvestment of distributions	1,294	16,515	3,114	39,442
	51,836	673,047	209,166	2,627,095
Shares repurchased	(49,733)	(642,833)	(448,993)	(5,732,058)
Net increase (decrease)	2,103	$30,214	(239,827)	$(3,104,963)
Class C
Shares sold	40	$500	398	$4,770
Reinvestment of distributions	-	-	-	-
	40	500	398	4,770
Shares repurchased	(11,732)	(144,259)	(25,095)	(298,776)
Net decrease	(11,692)	$(143,759)	(24,697)	$(294,006)

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2018

	Six months ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares sold	2,636	$33,084	9,698	$113,495
Reinvestment of distributions	-	-	2,036	25,395
	2,636	33,084	11,734	138,890
Shares repurchased	(32,559)	(404,497)	(58,544)	(685,019)
Net decrease	(29,923)	$(371,413)	(46,810)	$(546,129)
Class C
Shares sold	975	$10,553	7,176	$73,749
Reinvestment of distributions	-	-	1,009	11,011
	975	10,553	8,185	84,760
Shares repurchased	(19,814)	(220,252)	(51,631)	(529,985)
Net decrease	(18,839)	$(209,699)	(43,446)	$(445,225)
	Six months ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Class A
Shares sold	3,239	$55,696	25,084	$407,454
Reinvestment of distributions	-	-	10,614	184,686
	3,239	55,696	35,698	592,140
Shares repurchased	(41,620)	(706,726)	(77,693)	(1,281,775)
Net decrease	(38,381)	$(651,030)	(41,995)	$(689,635)
Class C
Shares sold	-	$14	347	$4,750
Reinvestment of distributions	-	-	649	9,587
	-	14	996	14,337
Shares repurchased	-	-	(28,341)	(394,296)
Net decrease	-	$14	(27,345)	$(379,959)

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2018

	Six months ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Mid Cap Value Fund
Class A
Shares sold	5,520	$75,031	24,830	$297,523
Reinvestment of distributions	-	-	-	-
	5,520	75,031	24,830	297,523
Shares repurchased	(50,981)	(683,835)	(94,358)	(1,114,055)
Net decrease	(45,461)	$(608,804)	(69,528)	$(816,532)
Class C
Shares sold	51	$635	165	$1,715
Reinvestment of distributions	-	-	-	-
	51	635	165	1,715
Shares repurchased	-	-	(84)	(960)
Net increase	51	$635	81	$755
	Six months ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Small Cap Value Fund
Class A
Shares sold	3,449	$102,795	62,393	$1,719,079
Reinvestment of distributions	-	-	29,460	864,655
	3,449	102,795	91,853	2,583,734
Shares repurchased	(84,068)	(2,491,514)	(364,114)	(9,649,625)
Net decrease	(80,619)	$(2,388,719)	(272,261)	$(7,065,891)
Class C
Shares sold	823	$16,553	477	$11,189
Reinvestment of distributions	-	-	7,552	157,079
	823	16,553	8,029	168,268
Shares repurchased	(15,012)	(308,469)	(54,984)	(1,032,536)
Net decrease	(14,189)	$(291,916)	(46,955)	$(864,268)
Class I
Shares sold	-	$-	-	$3
Reinvestment of distributions	-	-	8	297
	-	-	8	300
Shares repurchased	-	-	-	-
Net increase	-	$-	8	$300

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2018

Note 7. Bank Borrowings

Each Fund may borrow money to the extent permitted by the 1940 Act, as amended, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission. Under the 1940 Act, a mutual fund may borrow up to one-third of its total assets (including the amount borrowed) from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. Each Fund may borrow to facilitate portfolio transactions or meet redemptions. The Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund also may borrow money to invest in portfolio securities. Each Fund has the ability to borrow, from UMB, on an unsecured basis, at 2.75% over the Federal Funds rate. As of June 30, 2018, Balanced Fund, Mid Cap Value Fund and Small Cap Value Fund had borrowings from UMB with amounts of $26,436, $34,874 and $87,809, respectively, and were paying interest at 4.67% per annum on their outstanding borrowings. For the period ended June 30, 2018, the Balanced Fund, Mid Cap Value Fund and Small Cap Value Fund had a daily average borrowing of $13,621, $29,245 and $107,594, respectively, with a weighted average interest rate of 4.15%, 4.28% and 4.23% per annum, respectively. No compensating balances were required.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

Pacific Advisors Fund Inc.

Directors and Officers

"Independent" Directors

Name (Age)	Position with the Company[1]	Year elected Director of the Company	Principal occupation(s) during past 5 years	Other Directorships held by Director
L. Michael Haller, III (74)	Director	1992	Consultant, d/b/a Asahi Broadcasting Enterprises (software development); Chairman and President, Gammaker Inc. (mobile game developer); and Chairman and CEO, AdLib Mediation, Inc. (mobile advertising)	Digital Angel, Inc.
Peter C. Hoffman (67)	Director	2010	President, Sierra Autocars, Inc. (auto dealership), Sierra Vehicles, Inc. (auto dealership) and Sierra Pursuits, Inc. (management company)	None
Gerald E. Miller (88)	Director	1992	Retired in 1992; and formerly worked for Merrill Lynch for over 30 years and was a Senior Resident Vice President at retirement in 1992	None
Louise K. Taylor, PhD (71)	Director	1992	Assistant Executive Director, School Employers Association of California; and formerly Superintendent, Monrovia Unified School District (1991-2009)	None

"Interested" Director2

Name (Age)	Positions with the Company[1]	Year elected a Director and officer of the Company	Principal occupations during past 5 years	Other Directorships held by Director
George A. Henning (71)*	President and Chairman	1992	Chairman, President and Director, Pacific Global Investment Management Company; and Chairman and Director, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	None

Each Director oversees all 5 Pacific Advisors Fund portfolios.

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and Officers and is available without charge upon request by calling (800) 989-6693. The business address for all Directors and officers of the Company is 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203, Attn: Secretary.

Pacific Advisors Fund Inc.

Directors and Officers

Other Officers

Name (Age)	Position(s) with the Company	Year elected an officer of the Company	Principal occupations during past 5 years
Catherine L. Henning (40)	Vice President Secretary	2010 2006

Senior Vice President, Secretary, Director of Client Services and Director, Pacific Global Investment Management Company; President, Secretary, Chief Compliance Officer and Director, Pacific Global Fund Distributors, Inc.; and Vice President, Secretary and Director, Pacific Global Investor Services, Inc.

Barbara A. Kelley (65)	Vice President and Chief Compliance Officer	2001	Executive Vice President, Chief Compliance Officer and Director, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President and Director, Pacific Global Investor Services, Inc.; and formerly Treasurer (2001-2014).
Araceli Olea (45)	Assistant Secretary	2008	Shareholder Services Manager, Pacific Global Investor Services, Inc.; and Assistant Secretary, Pacific Global Investment Management Company and Pacific Global Investor Services, Inc.
Jingjing Yan (44)	Treasurer	2014	Vice President and Treasurer, Pacific Global Investment Management Company; Treasurer, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.; and formerly Assistant Treasurer (2005-2014).

1  Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

2  "Interested persons" as defined in the 1940 Act, as amended, based on the director's affiliation with the Funds' investment manager and its affiliates (including the Funds' principal underwriter).

*  Mr. Henning is considered an interested director because (a) he holds the positions described above with the Company, the Manager and its affiliates; (b) by virtue of his ownership of the Manager's shares he may be deemed a "control person" of the Manager; and (c) he is Ms. Henning's father.

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
L. Michael Haller, III
Peter C. Hoffman
Gerald E. Miller
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Barbara A. Kelley, Vice President
Catherine L. Henning, Vice President and Secretary
Araceli Olea, Assistant Secretary
Jingjing Yan, Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.                                                         Code of Ethics

Not applicable for semi-annual reports.

Item 3.                                                         Audit Committee Financial Expert

Not applicable for semi-annual reports.

Item 4.                                                         Principal Accountant Fees and Services

Not applicable for semi-annual reports.

Item 5.                                                         Audit Committee of Listed Registrants

Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.                                                         Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.                                                         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.                                                         Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9.                                                         Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.                                                  Submission of Matters to a Vote of Security Holders

No material changes have been made.

Item 11.                                                  Controls and Procedures.

(a) Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.                                                  Exhibits

(a)(1) Not applicable.

(a)(2) Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(a)(3)  Not applicable.

(b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	August 31, 2018

By:	/s/ Jingjing Yan
Jingjing Yan
Chief Financial Officer

Date:	August 31, 2018